Note Purchase Agreement
                             -----------------------


                         [COMPOSITE CONFORMED COPY WITH
                     SCHEDULES A & B ONLY/WITHOUT EXHIBITS]







                          LEE ENTERPRISES, INCORPORATED






                           DATED AS OF MARCH 15, 1998



                $58,000,000 6.14% SERIES A SENIOR NOTES DUE 2005 $25,000,000 6.23% SERIES B SENIOR NOTES DUE 2004 $62,000,000 6.47% SERIES C SENIOR NOTES DUE 2010 $40,000,000 6.64% SERIES D SENIOR NOTES DUE 2013

                                TABLE OF CONTENTS


                                                                            PAGE

1.       AUTHORIZATION OF NOTES

2.       SALE AND PURCHASE OF NOTES

3.       CLOSING

4.       CONDITIONS TO CLOSING

         4.1      Representations and Warranties
         4.2      Performance; No Default
         4.3      Compliance Certificates
         4.4      Opinions of Counsel
         4.5      Purchase Permitted By Applicable Law, etc.
         4.6      Sale of Other Notes
         4.7      Payment of Special Counsel Fees
         4.8      Private Placement Numbers
         4.9      Changes in Corporate Structure
         4.10     Proceedings and Documents

5.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         5.1      Organization; Power and Authority
         5.2      Authorization, etc.
         5.3      Disclosure
         5.4      Organization and Ownership of Shares of Subsidiaries
         5.5      Financial Statements
         5.6      Compliance with Laws, Other Instruments, etc.
         5.7      Governmental Authorizations, etc.
         5.8      Litigation; Observance of Statutes and Orders
         5.9      Taxes
         5.10     Title to Property; Leases
         5.11     Licenses, Permits, etc.
         5.12     Compliance with ERISA
         5.13     Private Offering by the Company
         5.14     Use of Proceeds; Margin Regulations
         5.15     Existing Indebtedness
         5.16     Foreign Assets Control Regulations, etc.
         5.17     Status under Certain Statutes

6.       REPRESENTATIONS OF THE PURCHASER
         6.1      Purchase for Investment
         6.2      Source of Funds


7.       INFORMATION AS TO COMPANY
         7.1      Financial and Business Information
         7.2      Officer's Certificate
         7.3      Inspection

8.       PREPAYMENT OF THE NOTES
         8.1      Required Prepayments
         8.2      Optional Prepayments with Make-Whole Amount
         8.3      Allocation of Partial Prepayments
         8.4      Maturity; Surrender, etc.
         8.5      Purchase of Notes
         8.6      Make-Whole Amount

9.       AFFIRMATIVE COVENANTS
         9.1      Compliance with Law
         9.2      Insurance
         9.3      Maintenance of Properties
         9.4      Payment of Taxes
         9.5      Corporate Existence, etc.
         9.6      FCC Filing.

10.      NEGATIVE COVENANTS
         10.1     Total Indebtedness
         10.2     Subsidiary Indebtedness
         10.3     Mergers, Consolidations, etc
         10.4     Sales of Assets
         10.5     Investments
         10.6     Liens
         10.7     Transactions with Affiliates

11.      EVENTS OF DEFAULT

12.      REMEDIES ON DEFAULT, ETC.
         12.1     Acceleration
         12.2     Other Remedies
         12.3     Rescission
         12.4     No Waivers or Election of Remedies, Expenses, etc.

13.      REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.
         13.1     Registration of Notes
         13.2     Transfer and Exchange of Notes
         13.3     Replacement of Notes


14.      PAYMENTS ON NOTES
         14.1     Place of Payment
         14.2     Home Office Payment

15.      EXPENSES, ETC.
         15.1     Transaction Expenses
         15.2     Survival

16.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT

17.      AMENDMENT AND WAIVER
         17.1     Requirements
         17.2     Solicitation of Holders of Notes
         17.3     Binding Effect, etc.
         17.4     Notes held by Company, etc.

18.      NOTICES

19.      REPRODUCTION OF DOCUMENTS

20.      CONFIDENTIAL INFORMATION

21.      SUBSTITUTION OF PURCHASER

22.      MISCELLANEOUS
         22.1     Successors and Assigns
         22.2     Payments Due on Non-Business Days
         22.3     Severability
         22.4     Construction
         22.5     Counterparts
         22.6     Governing Law


      SCHEDULE A        --   Information Relating to Purchasers

      SCHEDULE B        --   Defined Terms

      SCHEDULE 4.9      --   Changes in Corporate Structure

      SCHEDULE 5.3      --   Disclosure Materials

      SCHEDULE 5.4      --   Subsidiaries of the Company and Ownership of
                             Subsidiary Stock

      SCHEDULE 5.5      --   Financial Statements

      SCHEDULE 5.8      --   Certain Litigation

      SCHEDULE 5.11     --   Patents, etc.

      SCHEDULE 5.12     --   ERISA Affiliates

      SCHEDULE 5.14     --   Use of Proceeds

      SCHEDULE 5.15     --   Existing Indebtedness

      SCHEDULE 10.2(a)  --   Existing Subsidiary Indebtedness

      SCHEDULE 10.5(d)  --   Existing Investments

      SCHEDULE 10.6(a)  --   Existing Liens

      EXHIBIT 1         --   Form of 6.14% Series A Senior Note due
                             March 31, 2005

      EXHIBIT 2         --   Form of 6.23% Series B Senior Note due
                             March 31, 2004

      EXHIBIT 3         --   Form of 6.47% Series C Senior Note due
                             March 31, 2010

      EXHIBIT 4         --   Form of 6.64% Series D Senior Note due
                             March 31, 2013

      EXHIBIT 4.4(a)    --   Form of Opinion of Special Counsel for the Company

      EXHIBIT 4.4(b)    --   Form of Opinion of Special Counsel for the
                             Purchasers

      EXHIBIT 4.4(c)    --   Form of Opinion of Special Communications Counsel
                             for the Company

                          LEE ENTERPRISES, INCORPORATED
                               400 Putnam Building
                              215 North Main Street
                           Davenport, Iowa 52801-1924


                $58,000,000 6.14% SERIES A SENIOR NOTES DUE 2005 $25,000,000 6.23% SERIES B SENIOR NOTES DUE 2004 $62,000,000 6.47% SERIES C SENIOR NOTES DUE 2010 $40,000,000 6.64% SERIES D SENIOR NOTES DUE 2013


                                                      Dated as of March 15, 1998



To the Purchaser Named on
  the Signature Page Hereto

Ladies and Gentlemen:

LEE ENTERPRISES, INCORPORATED, a Delaware corporation (the "Company"), agrees with you as follows:

1.   AUTHORIZATION OF NOTES

     The Company will authorize the issue and sale of:

     (a) $58,000,000 aggregate principal amount of its 6.14% Series A Senior Notes due March 31, 2005 (the "Series A Notes", such term to include each Series A Note delivered from time to time in accordance with any of this Agreement or the Other Agreements);

     (b) $25,000,000 aggregate principal amount of its 6.23% Series B Senior Notes due March 31, 2004 (the "Series B Notes", such term to include each Series B Note delivered from time to time in accordance with any of this Agreement or the Other Agreements);

     (c) $62,000,000 aggregate principal amount of its 6.47% Series C Senior Notes due March 31, 2010 (the "Series C Notes", such term to include each Series C Note delivered from time to time in accordance with any of this Agreement or the Other Agreements); and

     (d) $40,000,000 aggregate principal amount of its 6.64% Series D Senior Notes due March 31, 2013 (the "Series D Notes", such term to include each Series D Note delivered from time to time in accordance with any of this Agreement or the Other Agreements).

     The Series A Notes, Series B Notes, Series C Notes and Series D Notes shall be referred to in this Agreement collectively as the "Notes", such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement or the Other Agreements. The Series A Notes, Series B Notes, Series C Notes and Series D Notes shall be substantially in the forms set out in Exhibit 1, Exhibit 2, Exhibit 3 and Exhibit 4, respectively, with such changes therefrom, if any, as may be approved by you and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B. References to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement, and references to Sections are, unless otherwise specified, references to Sections of this Agreement.

2.   SALE AND PURCHASE OF NOTES

     Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and you will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount and in the Series specified opposite your name in Schedule A, at the purchase price of 100% of the principal amount thereof. Contemporaneously with entering into this Agreement, the Company is entering into separate Note Purchase Agreements (the "Other Agreements") identical with this Agreement with each of the other purchasers named in Schedule A (the "Other Purchasers"), providing for the sale at such Closing to each of the Other Purchasers of Notes in the principal amount and in the Series specified opposite its name in Schedule A. Your obligation hereunder and the obligations of the Other Purchasers under the Other Agreements are several and not joint obligations and you shall have no obligation under any Other Agreement and no liability to any Person for the performance or non-performance by any Other Purchaser thereunder.

3.   CLOSING

     The sale and purchase of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Hebb & Gitlin, One State Street, Hartford, Connecticut 06103, at 10:00 a.m., local time, at a closing (the "Closing") on March 31, 1998 (the "Closing Date") or on such other Business Day thereafter on or prior to April 10, 1998 as may be agreed upon by the Company and you and the Other Purchasers. At the Closing the Company will deliver to you the Notes to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as you may request) in the Series set forth opposite your name in Schedule A, dated the Closing Date and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 79-39485 at Bank of America National Trust and Savings Association, 231 South LaSalle Street, Chicago, Illinois 60697, ABA #071000039. If at the Closing the Company shall fail to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

4.   CONDITIONS TO CLOSING

     Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

4.1  Representations and Warranties .

     The representations and warranties of the Company in this Agreement shall be correct when made and on the Closing Date.

4.2  Performance; No Default .

     The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14) no Default or Event of Default shall have occurred and be continuing.

4.3  Compliance Certificates .

     (a) Officer's Certificate. The Company shall have delivered to you an Officer's Certificate, dated the Closing Date, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

     (b) Secretary's Certificate. The Company shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes, this Agreement and the Other Agreements.

4.4  Opinions of Counsel.

     You shall have received opinions in form and substance satisfactory to you, dated the Closing Date from

     (a) Lane & Waterman, counsel for the Company, substantially in the form set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to you),

    (b) Hebb & Gitlin, your special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as you may reasonably request and

     (c) Wiley, Rein & Fielding, special communications counsel for the Company, substantially in the form set forth in Exhibit 4.4(c) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company hereby instructs its special communications counsel to deliver such opinion to you).

4.5  Purchase Permitted By Applicable Law, etc.

     On the Closing Date your purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation G, T or X of the Board of Governors of the Federal Reserve System) and (c) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

4.6  Sale of Other Notes .

     Contemporaneously with the Closing the Company shall sell to the Other Purchasers and the Other Purchasers shall purchase the Notes to be purchased by them at the Closing as specified in Schedule A.

4.7  Payment of Special Counsel Fees .

     Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing Date the fees, charges and disbursements of your special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing Date.

4.8  Private Placement Numbers .

     A private placement number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for each Series of Notes.

4.9  Changes in Corporate Structure .

     Except as specified in Schedule 4.9, the Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

4.10 Proceedings and Documents .

     All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

5.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY,

    The Company represents and warrants to you that:

     5.1 Organization; Power and Authority .

          The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the Properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Other Agreements and the Notes and to perform the provisions hereof and thereof.

     5.2 Authorization, etc.

          This Agreement and the Other Agreements and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     5.3 Disclosure .

          The Company, through its agent, First Chicago Capital Markets, Inc., has delivered to you and each Other Purchaser a copy of a Confidential Offering Memorandum, dated January 1998, (the "Memorandum"), relating to the transactions contemplated hereby. Except as disclosed in
          Schedule 5.3, this Agreement, the Memorandum, the documents, certificates or other writings identified in Schedule 5.3 and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 5.5, since September 30, 1997, there has been no change in the financial condition, operations, business or Properties of the Company or any of its Subsidiaries except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

     5.4 Organization and Ownership of Shares of Subsidiaries .

          (a) Schedule 5.4 is (except as noted therein) a complete and correct list of the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary.

          (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

          (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the Properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

     5.5  Financial Statements .

          The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

     5.6  Compliance with Laws, Other Instruments, etc.

          The execution, delivery and performance by the Company of this Agreement and the Notes will not

          (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any Property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other Material agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective Properties may be bound or affected;

          (b)  conflict  with  or  result  in a  breach  of any  of  the  terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary; or

          (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

     5.7  Governmental Authorizations, etc.

          No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes.

     5.8  Litigation; Observance of Statutes and Orders .

          (a) Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any Property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

          (b) Neither the Company nor any Subsidiary is in default under any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

     5.9  Taxes.

          The Company and its Subsidiaries have filed all income tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Federal income tax liabilities of the Company and its Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended September 30, 1993, except for a disputed amount related to the fiscal year ended September 30, 1990, for which adequate reserves have been provided.

     5.10  Title to Property; Leases .

          The Company and its Subsidiaries have good and sufficient title to their respective Material Properties, including all such Properties reflected in the most recent audited balance sheet referred to in
          Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement, except for those defects in title and Liens that, individually or in the aggregate, would not have a Material Adverse Effect. All Material leases are valid and subsisting and are in full force and effect in all material respects.

     5.11 Licenses, Permits, etc.

          Except as disclosed in Schedule 5.11, the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect.

     5.12 Compliance with ERISA .

          (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that would reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, Properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

          (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "benefit liabilities" has the meaning specified in Section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in Section 3 of ERISA.

          (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under Section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

          (d) The expected postretirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by Section 4980B of the Code) of the Company and its Subsidiaries is not Material.

          (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in
               Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

          (f) Schedule 5.12 sets forth all ERISA Affiliates and all "employee benefit plans" maintained by the Company (or any "affiliate" thereof) or in respect of which the Notes could constitute an "employer security" ("employee benefit plan" has the meaning specified in Section 3 of ERISA, "affiliate" has the meaning specified in Section 407(d) of ERISA and Section V of the Department of Labor Prohibited Transaction Exemption 95-60 (60 FR 35925, July 12, 1995) and "employer security" has the meaning specified in Section 407(d) of ERISA).

     5.13 Private Offering by the Company .

          Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than you, the Other Purchasers and not more than 39 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

     5.14 Use of Proceeds; Margin Regulations .

          The Company will apply the proceeds of the sale of the Notes as set forth in Schedule 5.14. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation G of the Board of Governors of the Federal Reserve System (12 CFR 207), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR
          220). Margin stock does not constitute more than 1% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 1% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation G.

     5.15 Existing Indebtedness .

          Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of March 3, 1998, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary, and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment. There is currently in effect a Waiver to Note Purchase Agreement, dated as of August 29, 1997, between the Company and Teachers Insurance and Annuity Association of America, as amended by the First Amendment of Waiver to Note Purchase Agreement, dated as of March 5, 1998. Upon the application of the proceeds of the sale of the Notes as set forth in Schedule 5.14, the Company will be in compliance with the provision of the aforesaid Note Purchase Agreement that is the subject of such Waiver.

     5.16 Foreign Assets Control Regulations, etc.

          Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

     5.17  Status under Certain Statutes .

          Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Transportation Acts (49 U.S.C.), as amended, or the Federal Power Act, as amended.

6.  REPRESENTATIONS OF THE PURCHASER

     6.1  Purchase for Investment .

          You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution or resale thereof, provided that the disposition of your or their Property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

     6.2  Source of Funds.

          You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

          (a) the Source is an "insurance company general account" as defined in Department of Labor Prohibited Transaction Exemption 95-60 (60 FR 35925, July 12, 1995) and in respect thereof you represent that there is no "employee benefit plan" (as defined in Section 3(3) of ERISA and Section 4975(e)(1) of the Code, treating as a single plan all plans maintained by the same employer or employee organization or affiliate thereof) with respect to which the amount of the general account reserves and liabilities of all contracts held by or on behalf of such plan exceed 10% of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement filed with your state of domicile and that such acquisition is eligible for and satisfies the other requirements of such exemption; or

          (b) if you are an insurance company, the Source does not include assets allocated to any separate account maintained by you in which any employee benefit plan (or its related trust) has any interest, other than a separate account that is maintained solely in connection with your fixed contractual obligations under which the amounts payable, or credited, to such plan and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account; or

          (c) the Source is either (i) an insurance company pooled separate account, within the meaning of Prohibited Transaction Exemption ("PTE") 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

          (d) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and

               (i)  the identity of such QPAM and

               (ii) the names of all  employee  benefit  plans whose  assets are included in such investment fund

                have been disclosed to the Company in writing pursuant to this clause (d); or

          (e)  the Source is a governmental plan; or

          (f) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (f); or

          (g) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms "employee benefit plan", "governmental plan", and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

7.  INFORMATION AS TO COMPANY

     7.1  Financial and Business Information .

          The Company shall deliver to each holder of Notes that is an Institutional Investor:

          (a) Quarterly Statements -- within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

               (i)  a  consolidated   balance  sheet  of  the  Company  and  its
                    Subsidiaries as at the end of such quarter, and

               (ii) consolidated  statements of income, changes in shareholders'
                    equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

          (b) Annual Statements -- within 120 days after the end of each fiscal year of the Company, duplicate copies of,

               (i)  a  consolidated   balance  sheet  of  the  Company  and  its
                    Subsidiaries, as at the end of such year, and

               (ii) consolidated  statements of income, changes in shareholders'
                    equity and cash flows of the Company and its Subsidiaries, for such year,

          setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(b);

          (c) SEC and Other Reports -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement (other than on Form S-8 or similar form) that shall have become effective (without exhibits except as expressly requested by such holder), and each final prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission;

          (d) Notice of Default or Event of Default -- promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

          (e) ERISA Matters -- promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

               (i) with respect to any Plan, any reportable event, as defined in Section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

               (ii) the  taking  by the  PBGC  of  steps  to  institute,  or the threatening by the PBGC of the institution of, proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

               (iii)any event,  transaction  or  condition  that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, Properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect; and

          (f) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or Properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

     7.2  Officer's Certificate .

          Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

          (a) Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 10.1 through
               Section 10.6, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

          (b) Event of Default -- a statement that such officer has reviewed the relevant terms hereof and to the best of such officer's knowledge no condition or event that constitutes a Default or an Event of Default existed during the period covered by the statements or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

     7.3  Inspection.

          The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

          (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company's officers, and, with the consent of the Company (which consent will not be unreasonably withheld) to visit the other offices and Properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

          (b) Default -- if a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or Properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

8.  PREPAYMENT OF THE NOTES

     8.1  Required Prepayments.

          (a) Series A Notes. On March 31, 2001 and on each March 31 thereafter to and including March 31, 2004, the Company will prepay $11,600,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Series A Notes at par and without payment of the Make-Whole Amount or any premium, provided that upon any partial prepayment of the Notes pursuant to Section
               8.2 or purchase of the Notes permitted by Section 8.5 the principal amount of each required prepayment of the Series A Notes becoming due under this Section 8.1(a) on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Notes is reduced as a result of such prepayment or purchase. On March 31, 2005 the Company will pay the entire principal amount of the Series A Notes remaining outstanding at par and without payment of the Make-Whole Amount or any premium.

          (b) Series B Notes. There shall be no required prepayments in respect of the Series B Notes. On March 31, 2004 the Company will pay the entire principal amount of the Series B Notes remaining outstanding at par and without payment of the Make-Whole Amount or any premium.

          (c) Series C Notes. On March 31, 2006 and on each March 31 thereafter to and including March 31, 2009, the Company will prepay $12,400,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Series C Notes at par and without payment of the Make-Whole Amount or any premium, provided that upon any partial prepayment of the Notes pursuant to Section
               8.2 or purchase of the Notes permitted by Section 8.5 the principal amount of each required prepayment of the Series C Notes becoming due under this Section 8.1(c) on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Notes is reduced as a result of such prepayment or purchase. On March 31, 2010 the Company will pay the entire principal amount of the Series C Notes remaining outstanding at par and without payment of the Make-Whole Amount or any premium.

          (d) Series D Notes. There shall be no required prepayments in respect of the Series D Notes. On March 31, 2013 the Company will pay the entire principal amount of the Series D Notes remaining outstanding at par and without payment of the Make-Whole Amount or any premium.

     8.2. Optional Prepayments with Make-Whole Amount .

          The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than $1,000,000 in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

     8.3. Allocation of Partial Prepayments .

          In the case of each partial prepayment of the Notes, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment, without distinguishing among the different Series.

     8.4  Maturity; Surrender, etc.

          In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

     8.5  Purchase of Notes.

          The Company will not, and will not permit any Affiliate to, purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or
          (b) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the holders of all Notes of all Series at the time outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 30 Business Days. If the holders of more than 2% of the principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 30 Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

     8.6  Make-Whole Amount.

          The term "Make-Whole Amount" means, with respect to any Note of any Series, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

          "Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

          "Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount rate (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

          "Discount Factor" means, with respect to the (a) Series A Notes, 0.35% per annum, (b) Series B Notes, 0.38% per annum, (c) Series C Notes, 0.43% per annum and (d) Series D Notes, 0.48% per annum.

          "Reinvestment Yield" means, with respect to the Called Principal of any Note, the sum of the Discount Factor of such Note plus the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page 678" on the Telerate Access Service (or such other display as may replace Page 678 on Telerate Access Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or
          (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the duration closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the duration closest to and less than the Remaining Average Life.

          "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

          "Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or Section 12.1.

          "Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

9.   AFFIRMATIVE COVENANTS

     The Company covenants that so long as any of the Notes are outstanding:

     9.1  Compliance with Law.

          The Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective Properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     9.2. Insurance.

          The Company will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective Properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

     9.3. Maintenance of Properties.

          The Company will, and will cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective Properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its Properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, have a Material Adverse Effect.

     9.4. Payment of Taxes.

          The Company will, and will cause each of its Subsidiaries to, file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies payable by any of them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, provided that neither the Company nor any Subsidiary need pay any such tax or assessment if (a) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (b) the nonpayment of all such taxes and assessments in the aggregate would not reasonably be expected to have a Material Adverse Effect.

     9.5. Corporate Existence, etc.

          The Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Section 10.3 and Section 10.4, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.

     9.6. FCC Filing.

          All information required to be filed with the Federal Communications Commission with respect to this Agreement and the Notes will be filed by the Company within 30 days after the Closing Date.

10.  NEGATIVE COVENANTS

     The Company covenants that so long as any of the Notes are outstanding:

     10.1 Total Indebtedness.

          (a) Prior to a Spin-Off. The Company will not, and will not permit any Subsidiary to, at any time, directly or indirectly create, incur, issue, assume, guaranty or otherwise become liable with respect to any Indebtedness unless, immediately after giving effect thereto, the ratio of

               (i)  Consolidated Total Debt to

               (ii) Consolidated  Operating Cash Flow,  calculated giving effect to Pro Forma Adjustments if applicable, for the period of four consecutive fiscal quarters of the Company then most recently ended would not exceed 3.5 to 1.0.

          (b) After a Spin-Off. The Company will not at any time, on and after the date of a Spin-Off, permit the ratio of

               (i)  Consolidated Total Debt to

               (ii) Consolidated  Operating Cash Flow,  calculated giving effect to Pro Forma Adjustments if applicable, for the period of four consecutive fiscal quarters of the Company then most recently ended to exceed 3.0 to 1.0.

     10.2. Subsidiary Indebtedness.

          The Company will not, at any time, permit any Subsidiary to have any Indebtedness outstanding other than:

          (a) Indebtedness of a Subsidiary existing on the Closing Date and described in Schedule 10.2(a) or an extension, renewal or refunding of such Indebtedness, provided that the principal amount of such extended, renewed or refunded Indebtedness does not exceed the principal amount of the related Indebtedness outstanding immediately prior to such extension, renewal or refunding;

          (b) Indebtedness of a Subsidiary owing to the Company or another Subsidiary;

          (c) Indebtedness of a Person outstanding immediately prior to its becoming a Subsidiary, provided that

               (i) such Indebtedness shall not have been created or incurred in contemplation of such Person's becoming a Subsidiary and

               (ii) immediately  after  such  Person  becomes a  Subsidiary,  no
                    Default or Event of Default would exist; and

          (d)  additional   Indebtedness  of  the   Subsidiaries  not  otherwise
               permitted pursuant to this Section 10.2, so long as immediately after giving effect to such Indebtedness

               (i)  no Default or Event of Default would exist and

               (ii) the aggregate amount of all Indebtedness  incurred,  issued, assumed,  outstanding or guarantied  pursuant to this clause
                    (d) does not exceed 20% of Consolidated Operating Cash Flow for the period of four consecutive fiscal quarters of the Company then most recently ended.

     10.3. Mergers, Consolidations, etc.

          The Company shall not consolidate with or merge with any other corporation or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person unless:

          (a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety, as the case may be, shall be a solvent corporation organized and existing under the laws of the United States of America or any State thereof (including the District of Columbia), and, if the Company is not such corporation, such corporation shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement, the Other Agreements and the Notes; and

          (b)  immediately after giving effect to such transaction,

               (i) no Default or Event of Default shall have occurred and be continuing; and

               (ii) the Company  would be  permitted  to incur at least $1.00 of
                    Indebtedness pursuant to the provisions of Section 10.1.

          No such conveyance, transfer or lease of substantially all of the assets of the Company shall have the effect of releasing the Company or any successor corporation that shall theretofore have become such in the manner prescribed in this Section 10.3 from its liability under this Agreement or the Notes.

     10.4. Sales of Assets.

          (a) Transfers of Property. The Company will not, and will not permit any Subsidiary to, sell (including, without limitation, any sale and subsequent leasing as lessee of such Property), lease as lessor, transfer, or otherwise dispose of a Substantial Part of the Property of the Company and the Subsidiaries (individually, a "Transfer" and collectively, "Transfers"), except:

               (i)  Transfers from a Subsidiary to the Company;

               (ii) any other  Transfer  (other than a Spin-Off)  at any time of any Property to a Person, other than an Affiliate (whether effected in a single transaction or in a series of related transactions) (for purposes of this clause (ii), a "current Transfer") if each of the following conditions would be satisfied with respect to such Transfer:

                    (A) an Acceptable Consideration is received in respect of such current Transfer;

                    (B)  immediately   after  giving   effect  to  such  current
                         Transfer,  no Default or Event of Default  would exist;
                         and

                    (C) within the six month period immediately prior to and the 12 month period immediately following such current Transfer, the Net Proceeds Amount of such current Transfer is applied by the Company or such Subsidiary to the purchase of operating assets of the Company or any Subsidiary or to a Debt Prepayment Application; and

               (iii)any  other  Transfer  at  any  time  of  the  Property  of a business segment or a business group of the Company to a Person (a "Spin-Off"), if each of the following conditions would be satisfied with respect to such Transfer:

                    (A) the only consideration in respect of such Spin-Off is shares of the capital stock of such Person (or any of its Affiliates), which shares are distributed to the shareholders of the Company;

                    (B) immediately after giving effect to such Spin-Off, no Default or Event of Default would exist; and

                    (C) immediately after giving effect to such Spin-Off, the ratio of Consolidated Total Debt to Consolidated Operating Cash Flow, calculated giving effect to Pro Forma Adjustments for the period of four consecutive fiscal quarters of the Company then most recently ended, would not exceed 3.0 to 1.0.

                  Within five days after any Spin-Off, the Company shall deliver to each holder of Notes a written notice describing, in reasonable detail, the nature (including a description and value of the Property Transferred) and the date of such Spin-Off.

          (b) Transfers of Subsidiary Stock. The Company will not, and will not permit any Subsidiary to, Transfer any shares of the stock (or any warrants, rights or options to purchase stock or other Securities exchangeable for or convertible into stock) of a
               Subsidiary  (such  stock,  warrants,  rights,  options  and other
               Securities  herein  called  "Subsidiary  Stock"),  nor  will  any
               Subsidiary issue, sell or otherwise dispose of any of its own Subsidiary Stock; provided, however, that the foregoing restrictions do not apply to:

               (i) the issuance by a Subsidiary of any of its own Subsidiary Stock to the Company or a Wholly-Owned Subsidiary;

               (ii) Transfers by a Subsidiary of any of Subsidiary  Stock to the
                    Company or a Wholly-Owned Subsidiary;

               (iii)the  issuance  by  a  Subsidiary  of  directors'  qualifying shares; and

               (iv) the Transfer of all of the Subsidiary  Stock of a Subsidiary
                    if:

                    (A) such Transfer satisfies the requirements of Section 10.4(a)(ii);

                    (B) in connection with such Transfer, the entire investment (whether represented by stock, Indebtedness, claims or otherwise) of the Company and the Subsidiaries in such Subsidiary is Transferred to a Person other than the Company or a Subsidiary not simultaneously being disposed of;

                    (C)  the  Subsidiary  being  disposed  of has no  continuing
                         investment  in  the  Company  or  any   Subsidiary  not
                         simultaneously being disposed of; and

                    (D) immediately before and after the consummation of such Transfer, and after giving effect thereto, no Default or Event of Default would exist.

               For purposes of determining the book value of Property constituting Subsidiary Stock being Transferred as provided in clause (iv) above, such book value shall be deemed to be the aggregate book value of all assets of the Subsidiary that shall have issued such Subsidiary Stock.

          (c) Subsidiary Mergers, etc. Any merger or consolidation of any Subsidiary with or into any Person that results in a Person other than the Company or a Wholly-Owned Subsidiary owning Subsidiary Stock of such Subsidiary shall be deemed to be a Transfer of the Subsidiary Stock of such Subsidiary.

     10.5 Investments.

          The Company will not, and will not permit any Subsidiary to, make any Investment other than:

          (a) Investments in Property to be used in the ordinary course of business of the Company and the Subsidiaries;

          (b) Investments consisting of current assets arising from the sale of goods and services in the ordinary course of business of the Company and the Subsidiaries;

          (c) Investments in the ordinary course of business of the Company and the Subsidiaries in one or more Subsidiaries or any corporation that concurrently with such Investment becomes a Subsidiary;

          (d) Investments existing on the Closing Date and listed in Schedule 10.5(d);

          (e) Investments in United States Governmental Securities, provided that such Investments mature within 365 days from the date of acquisition thereof;

          (f) Investments in certificates of deposit or banker's acceptances maturing within 365 days from the date of acquisition thereof issued by any Acceptable Bank;

          (g) Investments in commercial paper having, at the time of acquisition, an assigned rating of at least "A1" by S&P or "P1" by Moody's (or an equivalent rating by another credit rating agency of recognized national standing in the United States of America), provided that such commercial paper matures within 270 days from the date of acquisition thereof;

          (h)  Investments in Repurchase Agreements;

          (i) Investments in any tax-exempt obligation of any State of the United States of America or municipality thereof that at the time of acquisition thereof have an assigned rating of at least "AA" by S&P or "Aa2" by Moody's (or an equivalent rating by another credit rating agency of recognized national standing in the United States of America), provided that such obligations mature within 365 days from the date of acquisition thereof;

          (j)  Investments  consisting  of  contributions  by the  Company  to a supplementary benefit plan for executives of the Company, provided that (i) such Investments do not in the aggregate exceed $1,000,000 during any fiscal year of the Company and (ii) immediately before, and after giving effect to, each such Investment, no Default or Event of Default exists or would exist; and

          (k)  Investments  not otherwise  included in clause (a) through clause
               (j) above, provided that the aggregate book value of all such Investments does not at any time exceed 20% of Consolidated Operating Cash Flow for the period of four consecutive fiscal quarters of the Company then most recently ended.

     10.6  Liens.

          (a) Negative Pledge. The Company will not, and will not permit any Subsidiary to, cause or permit, or agree or consent to cause or permit in the future (upon the happening of a contingency or otherwise), any of their respective Properties, whether now owned or hereafter acquired, at any time to be subject to a Lien except:

               (i) Liens for taxes, assessments or other similar governmental charges that are not yet due and payable;

               (ii) Liens  incurred or deposits  made in the ordinary  course of business in respect of statutory obligations or claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons, provided that the obligations secured by such Liens shall not be in default and the title of the Company or the Subsidiary, as the case may be, to, and its right to use, the Property subject to such Lien, is not materially adversely affected thereby;

               (iii)Liens  incurred or deposits  made in the ordinary  course of business,

                    (A) in connection with workers' compensation, unemployment insurance, social security and other like laws (other than any Lien imposed by ERISA); (B) to secure the performance of letters of credit, bids, tenders, sales contracts, leases (other than Capital Leases), surety and performance bonds (of a type other than set forth in clause (iv) of this Section 10.6(a)) and other ordinary course obligations not incurred in connection with the borrowing of money, the obtaining of advances or the payment of the deferred purchase price of Property, and

               (iv) Liens, arising in connection with court proceedings,

                    (A) in the nature of attachments, remedies and judgments, provided that the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings, and

                    (B) securing appeal bonds, supersedeas bonds and other similar Liens arising in connection with court proceedings (including, without limitation, surety bonds and letters of credit) or any other instrument serving a similar purpose, provided that each judgment secured by a Lien described in this clause (iv) is, within 60 days after entry thereof, discharged or the enforcement thereof is stayed pending appeal, or is discharged within 60 days after the expiration of such stay;

               (v) reservations, exceptions, encroachments, easements, rig hts-of-way, covenants, conditions, restrictions and other similar title exceptions or encumbrances affecting real Property, provided they do not in the aggregate materially detract from the value of such real Property or materially interfere with their use in the ordinary conduct of the owning Person's business;

               (vi) Liens on Property of the Company or a  Subsidiary,  provided that such Liens secure only obligations owing to the Company or any other Subsidiary;

              (vii) Liens   outstanding  on  the  Closing  Date  and  listed  in
                    Schedule 10.6(a);

             (viii) any Lien on Property  that is acquired or  constructed  by the Company or any Subsidiary after the Closing Date that secures Indebtedness incurred by the owner of such Property to pay for all or a portion of the related purchase price or construction costs of such Property or any improvement thereon, provided that

                    (A) such Lien shall not extend to or cover any Property other than Property or any improvement thereon acquired or constructed after the Closing Date with the proceeds of the Indebtedness secured thereby (and shall not secure Indebtedness other than such Indebtedness) and, if required by the terms of the instrument originally creating such Lien, other Property that is an improvement to or is acquired for specific use in connection with such acquired Property;

                    (B) such Lien shall secure Indebtedness in an amount not exceeding 100% of the lesser of (1) the cost of acquisition or construction of the Property to which such Indebtedness relates and (2) the Fair Market Value of the Property to which such Indebtedness relates, determined, in each case, at the time of the incurrence of such Indebtedness; and

                    (C) such Lien shall be created contemporaneously with, or within 180 days after, the acquisition or substantial completion of such Property;

               (ix) any Lien existing on Property of a Person  immediately prior to its being consolidated with or merged into the Company or a Subsidiary or its becoming a Subsidiary, or any Lien existing on any Property acquired by the Company or any Subsidiary at the time such Property is so acquired (whether or not the Indebtedness secured thereby shall have been assumed), provided that

                    (A) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person's becoming a Subsidiary or such acquisition of Property; and

                    (B) each such Lien shall extend solely to the item or items of Property so acquired and, if required by the terms of the instrument originally creating such Lien, other Property that is an improvement to or is acquired for specific use in connection with such acquired Property;

               (x) Liens securing renewals, extensions (as to time) and refinancing of Indebtedness secured by Liens permitted by clause (vii), clause (viii) or clause (ix) of this Section 10.6(a), provided that

                    (A) the amount of Indebtedness secured by each such Lien is not increased in excess of the amount of Indebtedness outstanding on the date of such renewal, extension or refinancing, and the maturity of such Indebtedness is not shortened;

                    (B)  none  of  such  Liens  is   extended   to  include  any
                         additional  Property of the Company or any  Subsidiary;
                         and

                    (C) immediately after such renewal, extension or refunding, no Default or Event of Default would exist; and

               (xi) Liens securing Indebtedness other than those Liens permitted by clause (i) through clause (x) of this Section 10.6(a), provided that, immediately after, and immediately after giving effect to, the incurrence of any Indebtedness secured by any such Lien, the sum of

                    (A) the aggregate amount of all Indebtedness secured by such Liens plus

                    (B) the aggregate amount of all Indebtedness outstanding pursuant to Section 10.2(d),

                    would not exceed 25% of Consolidated Operating Cash Flow for the period of four consecutive fiscal quarters of the Company then most recently ended.

          (b) Equal and Ratable Lien; Equitable Lien. In case any Property shall be subjected to a Lien in violation of Section 10.6(a), the Company will forthwith make or cause to be made provision whereby the Notes will be secured equally and ratably as to such Property with all other obligations secured thereby pursuant to such agreements and instruments as shall be approved by the Required Holders (and, in connection therewith, the Company shall pay any applicable stamp tax, documentary tax, recording fee or tax or other similar tax), and the Company will promptly cause to be delivered to each holder of a Note an opinion of independent counsel satisfactory to the Required Holders to the effect that such agreements and instruments are enforceable (subject to customary bankruptcy exceptions not related to fraudulent conveyances) in accordance with their terms, and in any such case the Notes shall have the benefit, to the fullest extent that, and with such priority as, the holders of Notes may be entitled under applicable law, of an equitable Lien on such Property (and any proceeds thereof) securing the Notes (provided that, notwithstanding the foregoing, each holder of Notes shall have the right to elect at any time, by delivery of written notice of such election to the Company, to cause the Notes held by such holder not to be secured by such Lien or such equitable Lien). Any violation of this Section 10.6 will constitute an Event of Default, whether or not any such provision is made pursuant to this Section 10.6(b).

     10.7 Transactions with Affiliates .

          The Company will not, and will not permit any Subsidiary to, enter into, directly or indirectly, any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of Properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

    11.  EVENTS OF DEFAULT

          An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

          (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

          (b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

          (c) the Company defaults in the performance of or compliance with any term contained in Section 10.1 through Section 10.6, inclusive; or

          (d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in clauses
               (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this clause (d) of
               Section  11); or

          (e) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any Material respect on the date as of which made; or

          (f) (i) the Company or any Significant Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $5,000,000 beyond any period of grace provided with respect thereto, or

               (ii) the Company or any Significant Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $5,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared due and payable before its stated maturity or before its regularly scheduled dates of payment; or

          (g)  the Company or any Significant Subsidiary

               (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due,

               (ii) files,  or  consents  by answer or  otherwise  to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction,

              (iii) makes an assignment for the benefit of its creditors,

               (iv) consents  to  the  appointment  of  a  custodian,  receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its Property,

                (v) is adjudicated as insolvent or to be liquidated, or

               (vi) takes  corporate  action  for  the  purpose  of  any  of the foregoing; or

          (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Significant Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its Property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Significant Subsidiaries, or any such petition shall be filed against the Company or any of its Significant Subsidiaries and such petition shall not be dismissed within 60 days; or

          (i) a final judgment or judgments for the payment of money aggregating in excess of $5,000,000 are rendered against one or more of the Company and its Significant Subsidiaries and which judgments are not, within 90 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 90 days after the expiration of such stay; or

          (j) (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under Section 412 of the Code,

               (ii) a notice of intent to terminate  any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA Section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings,

              (iii) the  aggregate  "amount  of  unfunded  benefit  liabilities"
                    (within the meaning of Section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $1,000,000,

               (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, other than excise taxes in respect of "excess contributions" and "excess aggregate contributions" (as such terms are defined in Section 401(k)(8)(B) and Section 401(m)(6)(B) ERISA) in an aggregate amount not exceeding the amount of such excess contributions or such excess aggregate contributions recovered by the Company,

               (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or

               (vi) the  Company  or any  Subsidiary  establishes  or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder;

               and any such event or events  described  in clauses  (i)  through
               (vi) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect. As used in this clause (j), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

12.  REMEDIES ON DEFAULT, ETC.

     12.1  Acceleration.

          (a) If an Event of Default with respect to the Company described in clause (g) or clause (h) of Section 11 (other than an Event of Default described in clause (g)(i) or described in clause (g)(vi) by virtue of the fact that such clause encompasses clause (g)(i)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

          (b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

          (c)  If any Event of Default  described in clause (a) or clause (b) of
               Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

          Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default is intended to provide compensation for the deprivation of such right under such circumstances.

     12.2  Other Remedies.

          If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

     12.3  Rescission.

          At any time after any Notes have been declared due and payable pursuant to clause (b) or clause (c) of Section 12.1, the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

     12.4  No  Waivers or  Election  of  Remedies,  Expenses,  etc.

          No course  of  dealing  and no delay on the part of any  holder of any
          Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

13.  REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

     13.1  Registration of Notes.

          The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor, promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

     13.2  Transfer and Exchange of Notes.

          Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or its attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, of the same Series as such surrendered Note and in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1, Exhibit 2, Exhibit 3 or Exhibit 4, as applicable. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered
          Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

     13.3  Replacement of Notes.

          Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

          (a)  in  the  case  of  loss,  theft  or  destruction,   of  indemnity
               reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or is a "qualified institutional buyer" (as such term is defined in Rule 144A(a)(1) under the Securities Act), such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

          (b) in the case of mutilation, upon surrender and cancellation thereof,

          the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14. PAYMENTS ON NOTES

     14.1.  Place of Payment.

          Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in the State of Iowa at the principal office of the Company in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

     14.2  Home Office Payment.

          So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request (and in any event within 45 days of such request), to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this
          Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 14.2.

15.  EXPENSES, ETC.

     15.1  Transaction Expenses.

          Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note (provided that if the interests of all of the holders of the Notes are substantially identical, the Company shall be obligated to pay the reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel, representing all of the holders of the Notes) in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation:
          (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those retained by you).

    15.2  Survival.

          The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

16.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT

     All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

17.  AMENDMENT AND WAIVER

     17.1 Requirements.

          This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes,
          (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

     17.2.  Solicitation of Holders of Notes.

          (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

          (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

     17.3. Binding Effect, etc.

          Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note.

     17.4. Notes held by Company, etc.

          Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

18.  NOTICES

     All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

     (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

     (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

    (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of the Company's treasurer, or at such other address as the Company shall have specified to the holder of each Note in writing.

     Notices under this Section 18 will be deemed given only when actually received.

19.  REPRODUCTION OF DOCUMENTS

     This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20.  CONFIDENTIAL INFORMATION

     For the purposes of this Section 20, "Confidential Information" means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Company or such Subsidiary, provided that such term does not include information that

     (a) was publicly known or otherwise known to you prior to the time of such disclosure;

     (b) subsequently becomes publicly known through no act or omission by you or any Person acting on your behalf;

     (c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary; or

     (d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available.

     You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to

     (i)    your  directors,   officers,   employees,   agents,   attorneys  and
            affiliates, (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes);

     (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20;

     (iii)  any other holder of any Note;

     (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such
            Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this
            Section 20);

     (v) any Person from which you offer to purchase any Security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20);

     (vi) any federal or state regulatory authority having jurisdiction over you;

     (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio; or

     (viii) any other Person to which such delivery or disclosure may be necessary or appropriate

     (e)  to  effect  compliance  with  any  law,  rule,   regulation  or  order
          applicable to you,

     (f)  in response to any subpoena or other legal process,

     (g)  in connection with any litigation to which you are a party, or

     (h) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement.

Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

21.   SUBSTITUTION OF PURCHASER

     You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

22.  MISCELLANEOUS

     22.1.  Successors and Assigns.

          All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

     22.2. Payments Due on Non-Business Days .

          Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

     22.3. Severability.

          Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

     22.4 Construction.

          Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

     22.5  Counterparts.

          This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

     22.6 Governing Law.

          THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                           Very truly yours,

                                           LEE ENTERPRISES, INCORPORATED


                                           By /s/ George C. Wahlig
                                           -------------------------------------
                                           Name:  George C. Wahlig
                                           Title: Vice President-Finance
                                              and Chief Accounting Officer


The foregoing is hereby agreed to as of the date thereof.

[Separately executed by each
 of the following Purchasers]

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY


By /s/ Jerome R. Baier
   -------------------------------------------
   Name:  Jerome R. Baier
   Title:  Authorized Representative


PRINCIPAL MUTUAL LIFE INSURANCE COMPANY


By /s/ Kent T. Kelsey
   -------------------------------------------
   Name:  Kent T. Kelsey
   Title:  Counsel


By /s/ Clint Woods
   -------------------------------------------
   Name:  Clint Woods
   Title:  Counsel

JEFFERSON-PILOT LIFE INSURANCE COMPANY


By /s/ Robert E. Whallen, II
   -------------------------------------------
   Name:  Robert E. Whallen, II
   Title:  Second Vice President


ALEXANDER HAMILTON LIFE INSURANCE
COMPANY OF AMERICA


By /s/ John C. Ingram
   -------------------------------------------
   Name:  John C. Ingram
   Title:  Senior Vice President


HARTFORD LIFE INSURANCE COMPANY
By:  Hartford Investment Services, Inc.,
      its Agents and Attorneys-in-Fact


By /s/ Betsy Roberts
  --------------------------------------------
  Name:  Betsy Roberts
  Title:    Senior Vice President


HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
By:  Hartford Investment Services, Inc.,
      its Agents and Attorneys-in-Fact


By /s/ Betsy Roberts
   -------------------------------------------
   Name:  Betsy Roberts
   Title:    Senior Vice President


MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY


By /s/ Mary Ann McCarthy
   -------------------------------------------
   Name:  Mary Ann McCarthy
   Title:  Managing Director

NATIONWIDE LIFE INSURANCE COMPANY

By /s/ Edwin P. McCausland, Jr.
  --------------------------------------------
  Name:  Edwin P. McCausland, Jr.
  Title:  Vice President
          Fixed-Income Securities


STATE FARM LIFE INSURANCE COMPANY


By /s/ Julian R. Bucher
   ------------------------------------------
   Name:  Julian R. Bucher
   Title:  Vice President - Municipal Securities


By /s/ Julie Pierce
   ------------------------------------------
   Name:  Julie Pierce
   Title:  Investment Officer


AID ASSOCIATION FOR LUTHERANS


By /s/ Reginald Pfeifer
   ------------------------------------------
   Name:  Reginald Pfeifer
   Title:  Director of Securities

MUTUAL OF OMAHA INSURANCE COMPANY


By /s/ Edwin H. Garrison Jr.
   ------------------------------------------
   Name:  Edwin H. Garrison Jr.
   Title:  First Vice President



MODERN WOODMEN OF AMERICA


By /s/ C. Ernest Beane
   ------------------------------------------
   Name:  C. E. Beane
   Title:  General Counsel


LUTHERAN BROTHERHOOD


By /s/ Mark O. Swenson
   ------------------------------------------
   Name:  Mark O. Swenson
   Title:  Assistant Vice President


AMERITAS LIFE INSURANCE CORP.
by Ameritas Investment Advisors, Inc. as Agent


By /s/ Patrick J. Henry
   ------------------------------------------
   Name:  Patrick J. Henry
   Title:    Vice President - Fixed Income Securities

                                   SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

            Purchaser Name                        THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
           ===================================== ===========================================================================
           Name in Which Note is Registered      THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
           ===================================== ===========================================================================
           Note Registration Number; Principal   DR-1; $40,000,000
           Amount
           ===================================== ===========================================================================
           Payment on Account of Note

           Method                                Federal Funds Wire Transfer

           Account Information                   Bankers Trust Company
                                                 16 Wall Street
                                                 Insurance Unit - 4th Floor
                                                 New York, NY  10005
                                                 ABA# 021-001-033

                                                 For the account of:

                                                 The Northwestern Mutual Life Insurance Company
                                                 Account No.  00-000-027
           ===================================== ===========================================================================
           Accompanying Information              Name of Company:  Lee Enterprises, Incorporated

                                                 Description of
                                                 Security:                  6.64% Series D Senior Notes due March 31, 2013

                                                 Security Number:           523768 D# 3

                                                 Due  Date and  Application  (as
                                                 among  principal,  premium  and
                                                 interest) of the payment  being
                                                 made:
           ===================================== ===========================================================================
           Address for Notices Related to        The Northwestern Mutual Life Insurance Company
           Payments                              720 East Wisconsin Avenue
                                                 Milwaukee, WI  53202
                                                 Attention:  Investment Operations
           ===================================== ===========================================================================
           Address for All other Notices         The Northwestern Mutual Life Insurance Company
                                                 720 East Wisconsin Avenue
                                                 Milwaukee, WI  53202
                                                 Attention:  Securities Department
           ===================================== ===========================================================================
           Other Instructions                    THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

                                                 By_______________________
                                                          Name:
                                                          Title:
           ===================================== ===========================================================================
           Instructions re Delivery of Notes     The Northwestern Mutual Life Insurance Company
                                                 720 East Wisconsin Avenue
                                                 Milwaukee, WI  53202
                                                 Attention:  Mark C. Boyle
           ===================================== ===========================================================================
           Tax Identification Number             39-0509570
           ===================================== ===========================================================================



           ===================================== ===========================================================================
            Purchaser Name                        PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
           ===================================== ===========================================================================
            Name in Which Note is Registered      PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
           ===================================== ===========================================================================
           Note Registration Number; Principal   BR-1;  $20,600,000
           Amount                                BR-2;  $1,400,000
                                                 BR-3;  $500,000
                                                 BR-4;  $500,000
           ===================================== ============================================================================
           Payment on Account of Note

           Method                                Federal Funds Wire Transfer

           Account Information                   Norwest Bank Iowa, N.A.
                                                 7th & Walnut Streets
                                                 Des Moines, IA  50309
                                                 ABA No.: 073 000 228

                                                 For credit to Principal Mutual Life Insurance Company
                                                 Account No. 014752
                                                 OBI Reference:  PFGSE (S) B0061390()
           ===================================== ===========================================================================
           Accompanying Information              Name of Company:  Lee Enterprises, Incorporated

                                                 Description of
                                                 Security:                  6.23% Series B Senior Notes due March 31, 2004

                                                 Security Number:           523768 D* 7

                                                 Due  Date and  Application  (as
                                                 among  principal,  premium  and
                                                 interest) of the payment  being
                                                 made:
           ===================================== ===========================================================================
           Address for Notices Related to        Principal Mutual Life Insurance Company
           Payments                              711 High Street
                                                 Des Moines, IA  50392-0810
                                                 Attn:  Investment Accounting - Securities
           ===================================== ===========================================================================
           Address for All other Notices         Principal Mutual Life Insurance Company
                                                 711 High Street
                                                 Des Moines, IA  50392-0800
                                                 Attn:  Investment Department-Securities Division
           ===================================== ===========================================================================
           Other Instructions                    PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                                                 By_______________________
                                                          Name:
                                                          Title:

                                                 By_______________________
                                                          Name:
                                                          Title:
           ===================================== ===========================================================================
           Instructions re Delivery of Notes     Law Department of Purchaser
           ===================================== ===========================================================================
           Tax Identification Number             42-0127290
           ===================================== ===========================================================================





           ===================================== ===========================================================================
           Purchaser Name                        PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
           ===================================== ===========================================================================
           Name in Which Note is Registered      PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
           ===================================== ===========================================================================
           Note Registration Number; Principal   BR-5; $2,000,000
           Amount
           ===================================== ===========================================================================
           Payment on Account of Note

           Method                                Federal Funds Wire Transfer

           Account Information                   Norwest Bank Iowa, N.A.
                                                 7th & Walnut Streets
                                                 Des Moines, IA  50309
                                                 ABA No.: 073 000 228

                                                 For credit to Principal Mutual Life Insurance Company
                                                 Separate Account No. 032395
                                                 OBI Reference:  PFGSE (S) B0061390()
           ===================================== ===========================================================================
           Accompanying Information              Name of Company:  Lee Enterprises, Incorporated

                                                 Description of
                                                 Security:                  6.23% Series B Senior Notes due March 31, 2004

                                                 Security Number:           523768 D* 7

                                                 Due  Date and  Application  (as
                                                 among  principal,  premium  and
                                                 interest) of the payment  being
                                                 made:
           ===================================== ===========================================================================
           Address for Notices Related to        Principal Mutual Life Insurance Company
           Payments                              711 High Street
                                                 Des Moines, IA  50392-0810
                                                 Attn:  Investment Accounting - Securities
           ===================================== ===========================================================================
           Address for All other Notices         Principal Mutual Life Insurance Company
                                                 711 High Street
                                                 Des Moines, IA  50392-0800
                                                 Attn:  Investment Department-Securities Division
           ===================================== ===========================================================================
           Other Instructions                    PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                                                 By_______________________
                                                          Name:
                                                          Title:

                                                 By_______________________
                                                          Name:
                                                          Title:
           ===================================== ===========================================================================
           Instructions re Delivery of Notes     Law Department of Purchaser
           ===================================== ===========================================================================
           Tax Identification Number             42-0127290
           ===================================== ===========================================================================






           ===================================== ===========================================================================
           Purchaser Name                        JEFFERSON-PILOT LIFE INSURANCE COMPANY
           ===================================== ===========================================================================
           Name in Which Note is Registered      JEFFERSON-PILOT LIFE INSURANCE COMPANY
           ===================================== ===========================================================================
           Note Registration Number; Principal   CR-1; $15,000,000
           Amount
           ===================================== ===========================================================================
           Payment on Account of Note

           Method                                Federal Funds Wire Transfer

           Account Information                   Jefferson-Pilot Life Insurance Company
                                                 c/o The Bank of New York
                                                 ABA #021 000 018 BNF: IOC566
                                                 Attention:  P & I Department
                                                 Ref:  "See Accompanying Information" below.
           ===================================== ===========================================================================
           Accompanying Information              Name of Company:  Lee Enterprises, Incorporated

                                                 Description of
                                                 Security:                  6.47% Series C Senior Notes due March 31, 2010

                                                 Security Number:           523768 D@ 5

                                                 Due  Date and  Application  (as
                                                 among  principal,  premium  and
                                                 interest) of the payment  being
                                                 made:
           ===================================== ===========================================================================
           Address for Notices Related to        Jefferson-Pilot Life Insurance Company
           Payments                              c/o The Bank of New York
                                                 Attention:  P & I Department
                                                 P.O. Box 19266
                                                 Newark, New Jersey  07195

                                                 With a copy to:

                                                 Jefferson-Pilot Life Insurance Company
                                                 P.O. Box 21008
                                                 Greensboro, N.C.  27420
                                                 Attn:  Securities Administration - 3630
                                                 Fax: 910/691-3025 (thru 5/31/98)
                                                 Fax: 336/691-3025 (after 6/1/98)
           ===================================== ===========================================================================
           Address for All other Notices         Jefferson-Pilot Life Insurance Company
                                                 P.O. Box 21008
                                                 Greensboro, N.C.  27420
                                                 Attn:  Securities Administration - 3630
                                                 Fax: 910/691-3025 (thru 5/31/98)
                                                 Fax: 336/691-3025 (after 6/1/98)

                                                 (For hand delivery: 100 North Greene Street,
                                                 Zip Code 27401)
           ===================================== ===========================================================================
           Other Instructions                    JEFFERSON-PILOT LIFE INSURANCE COMPANY

                                                 By_______________________
                                                          Name:
                                                          Title:
           ===================================== ===========================================================================
           Instructions re Delivery of Notes     Bank of New York
                                                 One Wall Street
                                                 3rd Floor, Window A
                                                 For Jefferson-Pilot Life Acct. 186100
                                                 New York, New York  10286

                                                 With a copy to:

                                                 Jefferson-Pilot Life Insurance Company
                                                 P.O. Box 21008
                                                 Greensboro, N.C.  27420
                                                 Attn:  Securities Administration - 3630
           ===================================== ===========================================================================
           Tax Identification Number             56-0359860
           ===================================== ===========================================================================






           ===================================== ===========================================================================
           Purchaser Name                        ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF AMERICA
           ===================================== ===========================================================================
           Name in Which Note is Registered      ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF AMERICA
           ===================================== ===========================================================================
           Note Registration Number; Principal   CR-2; $10,000,000
           Amount
           ===================================== ===========================================================================
           Payment on Account of Note

           Method                                Federal Funds Wire Transfer

           Account Information                   Alexander Hamilton Life Insurance Company of America
                                                 c/o The Bank of New York
                                                 ABA #021 000 018 BNF: IOC566
                                                 Attention:  P & I Department
                                                 Ref:  "See Accompanying Information" below.
           ===================================== ===========================================================================
           Accompanying Information              Name of Company:  Lee Enterprises, Incorporated

                                                 Description of
                                                 Security:                  6.47% Series C Senior Notes due March 31, 2010

                                                 Security Number:           523768 D@ 5

                                                 Due  Date and  Application  (as
                                                 among  principal,  premium  and
                                                 interest) of the payment  being
                                                 made:
           ===================================== ===========================================================================
           Address for Notices Related to        Alexander Hamilton Life Insurance Company of America
           Payments                              c/o The Bank of New York
                                                 Attention:  P & I Department
                                                 P.O. Box 19266
                                                 Newark, New Jersey  07195

                                                 With a copy to:

                                                 Alexander Hamilton Life Insurance Company of America
                                                 P.O. Box 21008
                                                 Greensboro, N.C.  27420
                                                 Attn: Securities Administration - 3630
                                                 Fax: 910/691-3025 (thru 5/31/98)
                                                 Fax: 336/691-3025 (after 6/1/98)
           ===================================== ===========================================================================
           Address for All other Notices         Alexander Hamilton Life Insurance Company of America
                                                 P.O. Box 21008
                                                 Greensboro, N.C.  27420
                                                 Attn: Securities Administration - 3630
                                                 Fax: 910/691-3025 (thru 5/31/98)
                                                 Fax: 336/691-3025 (after 6/1/98)
           ===================================== ===========================================================================
           Other Instructions                    ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF AMERICA

                                                 By_______________________
                                                          Name:
                                                          Title:
           ===================================== ===========================================================================
           Instructions re Delivery of Notes     Bank of New York
                                                 One Wall Street
                                                 3rd Floor, Window A
                                                 For Alexander Hamilton Life Acct. 186101
                                                 New York, New York  10286

                                                 With a copy to:

                                                 Alexander Hamilton Life Insurance Company of America
                                                 P.O. Box 21008
                                                 Greensboro, N.C.  27420
                                                 Attn: Securities Administration - 3630
           ===================================== ===========================================================================
           Tax Identification Number             56-1311063
           ===================================== ===========================================================================





           ===================================== ===========================================================================
           Purchaser Name                        HARTFORD LIFE INSURANCE COMPANY
           ===================================== ===========================================================================
           Name in Which Note is Registered      HARTFORD LIFE INSURANCE COMPANY
           ===================================== ===========================================================================
           Note Registration Number; Principal   AR-1; $10,000,000
           Amount
           ===================================== ===========================================================================
           Payment on Account of Note

           Method                                Federal Funds Wire Transfer

           Account Information                   Chase Manhattan Bank
                                                 4 New York Plaza
                                                 New York, New York  10004
                                                 ABA No. 021000021
                                                 Chase NYC/Cust
                                                 A/C# 900-9-000200 for F/C/T G 06641 - CRC
                                                 Re:  See "Accompanying Information" below.
           ===================================== ===========================================================================
           Accompanying Information              Name of Company:  Lee Enterprises, Incorporated

                                                 Description of
                                                 Security:                  6.14% Series A Senior Notes due March 31, 2005

                                                 Security Number:           523768 C@ 6

                                                 Due  Date and  Application  (as
                                                 among  principal,  premium  and
                                                 interest) of the payment  being
                                                 made:
           ===================================== ===========================================================================
           Address for Notices Related to        Hartford Investment Management Company
           Payments                              c/o Portfolio Support
                                                 P.O. Box 1744
                                                 Hartford, CT  06144-1744
                                                 Telefacsimile:  (860) 297-8875
           ===================================== ===========================================================================
           Address for All other Notices         Hartford Investment Management Company
                                                 c/o Investment Department - Private Placements
                                                 P.O. Box 1744
                                                 Hartford, CT  06144-1744
                                                 Telefacsimile:  (860) 297-8884
           ===================================== ===========================================================================
           Other Instructions                    HARTFORD LIFE INSURANCE COMPANY
                                                 By:  Hartford Investment Services, Inc.,
                                                       its Agents and Attorneys-in-Fact

                                                 ---------------------------
                                                 Name:    Betsy Roberts
                                                 Title:   Senior Vice President
           ===================================== ===========================================================================
           Instructions re Delivery of Notes     Chase Manhattan Bank
                                                 North America Insurance
                                                 3 Chase MetroTech Center - 6th floor
                                                 Brooklyn, New York  11245
                                                 Attn:  Bettye Carrera
                                                 Custody Account Number G06641
                                                 Account Name - Hartford Life Ins Co.-CRC
           ===================================== ===========================================================================
           Tax Identification Number             06-0974148
           ===================================== ===========================================================================





           ===================================== ===========================================================================
           Purchaser Name                        HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
           ===================================== ===========================================================================
           Name in Which Note is Registered      HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
           ===================================== ===========================================================================
           Note Registration Number; Principal   AR-2; $5,000,000
           Amount
           ===================================== ===========================================================================
           Payment on Account of Note

           Method                                Federal Funds Wire Transfer

           Account Information                   Chase Manhattan Bank
                                                 4 New York Plaza
                                                 New York, New York  10004
                                                 ABA No. 021000021
                                                 Chase NYC/Cust
                                                 A/C# 900-9-000200 for F/C/T G 06956 - EBD
                                                 Re:  See "Accompanying Information" below.
           ===================================== ===========================================================================
           Accompanying Information              Name of Company:  Lee Enterprises, Incorporated

                                                 Description of
                                                 Security:                  6.14% Series A Senior Notes due March 31, 2005

                                                 Security Number:           523768 C@ 6

                                                 Due  Date and  Application  (as
                                                 among  principal,  premium  and
                                                 interest) of the payment  being
                                                 made:
           ===================================== ===========================================================================
           Address for Notices Related to        Hartford Investment Management Company
           Payments                              c/o Portfolio Support
                                                 P.O. Box 1744
                                                 Hartford, CT  06144-1744
                                                 Telefacsimile:  (860) 297-8875
           ===================================== ===========================================================================
           Address for All other Notices         Hartford Investment Management Company
                                                 c/o Investment Department - Private Placements
                                                 P.O. Box 1744
                                                 Hartford, CT  06144-1744
                                                 Telefacsimile:  (860) 297-8884
           ===================================== ===========================================================================
           Other Instructions                    HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
                                                 By:  Hartford Investment Services, Inc.,
                                                       its Agents and Attorneys-in-Fact

                                                 ---------------------------
                                                 Name:    Betsy Roberts
                                                 Title:   Senior Vice President
           ===================================== ===========================================================================
           Instructions re Delivery of Notes     Chase Manhattan Bank
                                                 North America Insurance
                                                 3 Chase MetroTech Center - 6th floor
                                                 Brooklyn, New York  11245
                                                 Attn:  Bettye Carrera
                                                 Custody Account Number G06956
                                                 Account Name - Hartford Life and Accident-EBD
           ===================================== ===========================================================================
           Tax Identification Number             06-0838648
           ===================================== ===========================================================================





           ===================================== ===========================================================================
           Purchaser Name                        HARTFORD LIFE INSURANCE COMPANY
           ===================================== ===========================================================================
           Name in Which Note is Registered      HARTFORD LIFE INSURANCE COMPANY
           ===================================== ===========================================================================
           Note Registration Number; Principal   AR-3; $5,000,000
           Amount
           ===================================== ===========================================================================
           Payment on Account of Note

           Method                                Federal Funds Wire Transfer

           Account Information                   Chase Manhattan Bank
                                                 4 New York Plaza
                                                 New York, New York  10004
                                                 ABA No. 021000021
                                                 Chase NYC/Cust
                                                 A/C# 900-9-000200 for F/C/T G 06612 - HVA
                                                 Re:  See "Accompanying Information" below.
           ===================================== ===========================================================================
           Accompanying Information              Name of Company:  Lee Enterprises, Incorporated

                                                 Description of
                                                 Security:                  6.14% Series A Senior Notes due March 31, 2005

                                                 Security Number:           523768 C@ 6

                                                 Due  Date and  Application  (as
                                                 among  principal,  premium  and
                                                 interest) of the payment  being
                                                 made:
           ===================================== ===========================================================================
           Address for Notices Related to        Hartford Investment Management Company
           Payments                              c/o Portfolio Support
                                                 P.O. Box 1744
                                                 Hartford, CT  06144-1744
                                                 Telefacsimile:  (860) 297-8875
           ===================================== ===========================================================================
           Address for All other Notices         Hartford Investment Management Company
                                                 c/o Investment Department - Private Placements
                                                 P.O. Box 1744
                                                 Hartford, CT  06144-1744
                                                 Telefacsimile:  (860) 297-8884
           ===================================== ===========================================================================
           Other Instructions                    HARTFORD LIFE INSURANCE COMPANY
                                                 By:  Hartford Investment Services, Inc.,
                                                       its Agents and Attorneys-in-Fact

                                                 ---------------------------
                                                 Name:    Betsy Roberts
                                                 Title:   Senior Vice President
           ===================================== ===========================================================================
           Instructions re Delivery of Notes     Chase Manhattan Bank
                                                 North America Insurance
                                                 3 Chase MetroTech Center - 6th floor
                                                 Brooklyn, New York  11245
                                                 Attn:  Bettye Carrera
                                                 Custody Account Number G06612
                                                 Account Name - Hartford Life Ins Co.-HVA
           ===================================== ===========================================================================
           Tax Identification Number             06-0974148
           ===================================== ===========================================================================






           ===================================== ===========================================================================
           Purchaser Name                        MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
           ===================================== ===========================================================================
           Name in Which Note is Registered      MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
           ===================================== ===========================================================================
           Note Registration Number; Principal   CR-3; $4,500,000
           Amount
           ===================================== ===========================================================================
           Payment on Account of Note

           Method                                Federal Funds Wire Transfer

           Account Information                   Chase Manhattan Bank, N.A.
                                                 4 Chase MetroTech Center
                                                 New York, NY  10081
                                                 ABA No. 021000021
                                                 for MassMutual Pension Management
                                                 Account No. 910-2594018

                                                 Re:  See "Accompanying Information" below.

                                                 With   telephone    advice   of payment to:
                                                 Securities Custody and Collection Department
                                                 of Massachusetts Mutual Life Insurance Company at (413) 744-3878
           ===================================== ===========================================================================
           Accompanying Information              Name of Company:  Lee Enterprises, Incorporated

                                                 Description of
                                                 Security:                  6.47% Series C Senior Notes due March 31, 2010

                                                 Security Number:           523768 D@ 5

                                                 Due  Date and  Application  (as
                                                 among  principal,  premium  and
                                                 interest) of the payment  being
                                                 made:
           ===================================== ===========================================================================
           Address for Notices Related to        Massachusetts Mutual Life Insurance Company
           Payments                              1295 State Street
                                                 Springfield, MA  01111

                                                 Attn:    Securities Custody and
                                                 Collection Department
                                                 F 381
           ===================================== ===========================================================================
           Address for All other Notices         Massachusetts Mutual Life Insurance Company
                                                 1295 State Street
                                                 Springfield, MA  01111
                                                 Attn:    Securities Investment Division
           ===================================== ===========================================================================
           Other Instructions                    MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                                                 By_______________________
                                                          Name:
                                                          Title:
           ===================================== ===========================================================================
           Instructions re Delivery of Notes     Law Department of Purchaser
           ===================================== ===========================================================================
           Tax Identification Number             04-1590850
           ===================================== ===========================================================================





           ===================================== ===========================================================================
           Purchaser Name                        MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
           ===================================== ===========================================================================
           Name in Which Note is Registered      MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
           ===================================== ===========================================================================
           Note Registration Number; Principal   CR-4; $10,500,000
           Amount
           ===================================== ===========================================================================
           Payment on Account of Note

           Method                                Federal Funds Wire Transfer

           Account Information                   Citibank, N.A.
                                                 111 Wall Street
                                                 New York, NY  10043
                                                 ABA No. 021000089
                                                 for MassMutual Long Term Pool
                                                 Account No. 4067-3488

                                                 Re:  See "Accompanying Information" below.

                                                 With   telephone    advice   of
payment to:
                                                 Securities Custody and Collection Department
                                                 of Massachusetts Mutual Life Insurance Company at (413) 744-3878
           ===================================== ===========================================================================
           Accompanying Information              Name of Company:  Lee Enterprises, Incorporated

                                                 Description of
                                                 Security:                  6.47% Series C Senior Notes due March 31, 2010

                                                 Security Number:           523768 D@ 5

                                                 Due  Date and  Application  (as
                                                 among  principal,  premium  and
                                                 interest) of the payment  being
                                                 made:
           ===================================== ===========================================================================
           Address for Notices Related to        Massachusetts Mutual Life Insurance Company
           Payments                              1295 State Street
                                                 Springfield, MA  01111

                                                 Attn:    Securities Custody and
                                                 Collection Department
                                                 F 381
           ===================================== ===========================================================================
           Address for All other Notices         Massachusetts Mutual Life Insurance Company
                                                 1295 State Street
                                                 Springfield, MA  01111
                                                 Attn:    Securities Investment Division
           ===================================== ===========================================================================
           Other Instructions                    MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                                                 By_______________________
                                                          Name:
                                                          Title:
           ===================================== ===========================================================================
           Instructions re Delivery of Notes     Law Department of Purchaser
           ===================================== ===========================================================================
           Tax Identification Number             04-1590850
           ===================================== ===========================================================================





           ===================================== ===========================================================================
           Purchaser Name                        NATIONWIDE LIFE INSURANCE COMPANY
           ===================================== ===========================================================================
           Name in Which Note is Registered      NATIONWIDE LIFE INSURANCE COMPANY
           ===================================== ===========================================================================
           Note Registration Number; Principal   AR-4; $13,000,000
           Amount
           ===================================== ===========================================================================
           Payment on Account of Note

           Method                                Federal Funds Wire Transfer

           Account Information                   The Bank of New York
                                                 ABA # 021-000-018
                                                 BNF: IOC566
                                                 F/A/O Nationwide Life Insurance Company
                                                 Attn:  P&I Department
                                                 Ref:  See "Accompanying Information" below.
           ===================================== ===========================================================================
           Accompanying Information              Name of Company:  Lee Enterprises, Incorporated

                                                 Description of
                                                 Security:                  6.14% Series A Senior Notes due March 31, 2005

                                                 Security Number:           523768 C@ 6

                                                 Due  Date and  Application  (as
                                                 among  principal,  premium  and
                                                 interest) of the payment  being
                                                 made:
           ===================================== ===========================================================================
           Address for Notices Related to        Nationwide Life Insurance Company
           Payments                              c/o The Bank of New York
                                                 P.O. Box 19266
                                                 Attn:  P&I Department
                                                 Newark, NJ  07195

                                                 With a copy to:

                                                 Nationwide Life Insurance Company
                                                 Attn:  Investment Accounting
                                                 One Nationwide Plaza (1-32-05)
                                                 Columbus, Ohio  43215-2220
           ===================================== ===========================================================================
           Address for All other Notices         Nationwide Life Insurance Company
                                                 One Nationwide Plaza (1-33-07)
                                                 Columbus, Ohio  43215-2220
                                                 Attn:  Corporate Fixed-Income Securities
           ===================================== ===========================================================================
           Other Instructions                    NATIONWIDE LIFE INSURANCE COMPANY

                                                 By_______________________
                                                          Name:
                                                          Title:
           ===================================== ===========================================================================
           Instructions re Delivery of Notes     The Bank of New York
                                                 One Wall Street
                                                 3rd Floor - Window A
                                                 New York, NY  10286
                                                 F/A/O Nationwide Life Insurance Co. Acct #267829
           ===================================== ===========================================================================
           Tax Identification Number             31-4156830
           ===================================== ===========================================================================


           ===================================== ===========================================================================
           Purchaser Name                        STATE FARM LIFE INSURANCE COMPANY
           ===================================== ===========================================================================
           Name in Which Note is Registered      STATE FARM LIFE INSURANCE COMPANY
           ===================================== ===========================================================================
           Note Registration Number; Principal   CR-5; $10,000,000
           Amount
           ===================================== ===========================================================================
           Payment on Account of Note

           Method                                Federal Funds Wire Transfer

           Account Information                   The Chase Manhattan Bank
                                                 ABA No. 021000021
                                                 SSG Private Income Processing
                                                 A/C #900-9-000200
                                                 For Credit To Account Number G06893
                                                 Ref:  See "Accompanying Information" below.
           ===================================== ===========================================================================
           Accompanying Information              Name of Company:  Lee Enterprises, Incorporated

                                                 Description of
                                                 Security:                  6.47% Series C Senior Notes due March 31, 2010

                                                 Security Number:           523768 D@ 5

                                                 Due  Date and  Application  (as
                                                 among  principal,  premium  and
                                                 interest) of the payment  being
                                                 made:
           ===================================== ===========================================================================
           Address for Notices Related to        State Farm Life Insurance Company
           Payments                              Investment Accounting Dept. D-3
                                                 One State Farm Plaza
                                                 Bloomington, IL  61710
           ===================================== ===========================================================================
           Address for All other Notices         State Farm Life Insurance Company
                                                 Investment Dept. E-10
                                                 One State Farm Plaza
                                                 Bloomington, IL  61710
           ===================================== ===========================================================================
           Other Instructions                    STATE FARM LIFE INSURANCE COMPANY

                                                 By_______________________
                                                          Name:
                                                          Title:

                                                 By_______________________
                                                          Name:
                                                          Title:
           ===================================== ===========================================================================
           Instructions re Delivery of Notes     Chase Manhattan Bank
                                                 Attn:  Barbara Walsh
                                                 (North America Insurance)
                                                 3 Chase Metrotech Center-6th Floor
                                                 Brooklyn, New York  11245

                                                 With copies to:

                                                 State Farm Insurance Companies
                                                 One State Farm Plaza E-8
                                                 Bloomington, Illinois  61710
                                                 Attn:    Investment Legal E-8
                                                 Larry Rottunda, Investment Counsel

                                                 and

                                                 State Farm Life Insurance Company
                                                 Investment Dept. E-10
                                                 One State Farm Plaza
                                                 Bloomington, IL  61710
           ===================================== ===========================================================================
           Tax Identification Number             37-0533090
           ===================================== ===========================================================================





           ===================================== ===========================================================================
           Purchaser Name                        AID ASSOCIATION FOR LUTHERANS
           ===================================== ===========================================================================
           Name in Which Note is Registered      NIMER & CO
           ===================================== ===========================================================================
           Note Registration Number; Principal   AR-5; $12,000,000
           Amount
           ===================================== ===========================================================================
           Payment on Account of Note

           Method                                Federal Funds Wire Transfer

           Account Information                   CITIBANK, N.A.
                                                 ABA # 021-000-089
                                                 DDA # 36126473
                                                 Attn:  Judy Rock
                                                 Ref Account # 846647
                                                 Aid Association for Lutherans Custody Account
                                                 Ref:  See "Accompanying Information" below.
           ===================================== ===========================================================================
           Accompanying Information              Name of Company:  Lee Enterprises, Incorporated

                                                 Description of
                                                 Security:                  6.14% Series A Senior Notes due March 31, 2005

                                                 Security Number:           523768 C@ 6

                                                 Due  Date and  Application  (as
                                                 among  principal,  premium  and
                                                 interest) of the payment  being
                                                 made:
           ===================================== ===========================================================================
           Address for Notices Related to        Investment Department
           Payments                              Aid Association for Lutherans
                                                 4321 N. Ballard Rd.
                                                 Appleton, WI  54919

                                                 With a copy to:

                                                 Income Collection and Disbursement
                                                 Ref Account # 846647
                                                 Aid Association for Lutherans Custody Account
                                                 Citicorp Services Inc.
                                                 1410 N. Westshore Blvd.
                                                 4th Floor
                                                 Tampa, FL  33607
           ===================================== ===========================================================================
           Address for All other Notices         Investment Department
                                                 Aid Association for Lutherans
                                                 4321 N. Ballard Rd.
                                                 Appleton, WI  54919
           ===================================== ===========================================================================
           Other Instructions                    AID ASSOCIATION FOR LUTHERANS

                                                 By_______________________
                                                          Name:
                                                          Title:
           ===================================== ===========================================================================
           Instructions re Delivery of Notes     Danny Reyes
                                                 Ref Account # 846647
                                                 Aid Association for Lutherans Custody Account
                                                 Citibank
                                                 Level C
                                                 20 Exchange Place
                                                 New York, NY  10043
           ===================================== ===========================================================================
           Tax Identification Number             13-6020733
           ===================================== ===========================================================================





           ===================================== ===========================================================================
           Purchaser Name                        MUTUAL OF OMAHA INSURANCE COMPANY
           ===================================== ===========================================================================
           Name in Which Note is Registered      MUTUAL OF OMAHA INSURANCE COMPANY
           ===================================== ===========================================================================
           Note Registration Number; Principal   AR-6; $8,000,000
           Amount
           ===================================== ===========================================================================
           Payment on Account of Note

           Method                                Federal Funds Wire Transfer

           Account Information                   Chase Manhattan Bank
                                                 ABA No.: 021000021
                                                 Private Income Processing

                                                 For credit to:
                                                 Mutual of Omaha Insurance Company
                                                 Account #900-9000200
                                                 a/c:  G07096
           ===================================== ===========================================================================
           Accompanying Information              Name of Company:  Lee Enterprises, Incorporated

                                                 Description of
                                                 Security:                  6.14% Series A Senior Notes due March 31, 2005

                                                 Security Number:           523768 C@ 6

                                                 Due  Date and  Application  (as
                                                 among  principal,  premium  and
                                                 interest) of the payment  being
                                                 made:
           ===================================== ===========================================================================
           Address for Notices Related to        The Chase Manhattan Bank
           Payments                              4 New York Plaza - 13th Floor
                                                 New York, NY  10004
                                                 Attn:  Income Processing - J. Pipperato
                                                 a/c:  G07096
           ===================================== ===========================================================================
           Address for All other Notices         4 - Investment Loan Administration
                                                 Mutual of Omaha Insurance Company
                                                 Mutual of Omaha Plaza
                                                 Omaha, NE  68175-1011
           ===================================== ===========================================================================
           Other Instructions                    MUTUAL OF OMAHA INSURANCE COMPANY

                                                 By_______________________
                                                          Name:
                                                          Title:
           ===================================== ===========================================================================
           Instructions re Delivery of Notes     The Chase Manhattan Bank
                                                 North America Insurance - 6th Floor
                                                 Attn:  Ann Marie Mazza
                                                 3 Chase Metrotech Center
                                                 Brooklyn, NY  11245
           ===================================== ===========================================================================
           Tax Identification Number             47-0246511
           ===================================== ===========================================================================





           ===================================== ===========================================================================
           Purchaser Name                        MODERN WOODMEN OF AMERICA
           ===================================== ===========================================================================
           Name in Which Note is Registered      MODERN WOODMEN OF AMERICA
           ===================================== ===========================================================================
           Note Registration Number; Principal   CR-6; $7,000,000
           Amount
           ===================================== ===========================================================================
           Payment on Account of Note

           Method                                Federal Funds Wire Transfer

           Account Information                   The Northern Trust Company
                                                 50 South LaSalle Street
                                                 Chicago, IL  60675
                                                 ABA No. 071-000-152
                                                 Account Name:  Modern Woodmen of America
                                                 Account No. 84352
           ===================================== ===========================================================================
           Accompanying Information              Name of Company:  Lee Enterprises, Incorporated

                                                 Description of
                                                 Security:                  6.47% Series C Senior Notes due March 31, 2010

                                                 Security Number:           523768 D@ 5

                                                 Due  Date and  Application  (as
                                                 among  principal,  premium  and
                                                 interest) of the payment  being
                                                 made:
           ===================================== ===========================================================================
           Address for Notices Related to        Modern Woodmen of America
           Payments                              Attn:  Investment Accounting Department
                                                 1701 First Avenue
                                                 Rock Island, IL  61201
           ===================================== ===========================================================================
           Address for All other Notices         Modern Woodmen of America
                                                 Attn:  Investment Department
                                                 1701 First Avenue
                                                 Rock Island, IL  61201
           ===================================== ===========================================================================
           Other Instructions                    MODERN WOODMEN OF AMERICA

                                                 By_______________________
                                                          Name:
                                                          Title:
           ===================================== ===========================================================================
           Instructions re Delivery of Notes     Law Department of Purchaser
           ===================================== ===========================================================================
           Tax Identification Number             36-1493430
           ===================================== ===========================================================================





           ===================================== ===========================================================================
           Purchaser Name                        LUTHERAN BROTHERHOOD
           ===================================== ===========================================================================
           Name in Which Note is Registered      LUTHERAN BROTHERHOOD
           ===================================== ===========================================================================
           Note Registration Number; Principal   AR-7; $2,500,000
           Amount
           ===================================== ===========================================================================
           Payment on Account of Note

           Method                                Federal Funds Wire Transfer

           Account Information                   Norwest Bank Minnesota, N.A.
                                                 ABA #091000019
                                                 For Credit to Trust Clearing Account #08-40-245
                                                 Attn:  Sarah Corcoran
                                                 For Credit to: Lutheran Brotherhood
                                                 Acct. No.:  12651300
                                                 Ref:  See "Accompanying Information" below.
           ===================================== ===========================================================================
           Accompanying Information              Name of Company:  Lee Enterprises, Incorporated

                                                 Description of
                                                 Security:                  6.14% Series A Senior Notes due March 31, 2005

                                                 Security Number:           523768 C@ 6

                                                 Due  Date and  Application  (as
                                                 among  principal,  premium  and
                                                 interest) of the payment  being
                                                 made:
           ===================================== ===========================================================================
           Address for Notices Related to        Lutheran Brotherhood
           Payments                              Attn:  Investment Accounting/Trading Administrator
                                                 625 Fourth Avenue South
                                                 10th Floor
                                                 Minneapolis, MN  55415
           ===================================== ===========================================================================
           Address for All other Notices         Lutheran Brotherhood
                                                 Attn:  Investment Division
                                                 625 Fourth Avenue South
                                                 Minneapolis, MN  55415
           ===================================== ===========================================================================
           Other Instructions                    LUTHERAN BROTHERHOOD

                                                 By_______________________
                                                          Name:
                                                          Title:
           ===================================== ===========================================================================
           Instructions re Delivery of Notes     Norwest Bank Minnesota, N.A.
                                                 733 Marquette Avenue
                                                 Attn:  Client Services - Sarah Corcoran
                                                 5th Floor, Window 1
                                                 Investors Building
                                                 Minneapolis, MN  55479-0051

                                                 With a copy to:

                                                 Marlene Nogle, Esq.
                                                 Lutheran Brotherhood
                                                 625 Fourth Avenue South
                                                 Bond Investment Division
                                                 Minneapolis, MN  55414
           ===================================== ===========================================================================
           Tax Identification Number             41-0385700
           ===================================== ===========================================================================





           ===================================== ===========================================================================
           Purchaser Name                        LUTHERAN BROTHERHOOD
           ===================================== ===========================================================================
           Name in Which Note is Registered      LUTHERAN BROTHERHOOD
           ===================================== ===========================================================================
           Note Registration Number; Principal   CR-7; $5,000,000
           Amount
           ===================================== ===========================================================================
           Payment on Account of Note

           Method                                Federal Funds Wire Transfer

           Account Information                   Norwest Bank Minnesota, N.A.
                                                 ABA #091000019
                                                 For Credit to Trust Clearing Account #08-40-245
                                                 Attn:  Sarah Corcoran
                                                 For Credit to: Lutheran Brotherhood
                                                 Acct. No.:  12651300
                                                 Ref:  See "Accompanying Information" below.
           ===================================== ===========================================================================
           Accompanying Information              Name of Company:  Lee Enterprises, Incorporated

                                                 Description of
                                                 Security:                  6.47% Series C Senior Notes due March 31, 2010

                                                 Security Number:           523768 D@ 5

                                                 Due  Date and  Application  (as
                                                 among  principal,  premium  and
                                                 interest) of the payment  being
                                                 made:
           ===================================== ===========================================================================
           Address for Notices Related to        Lutheran Brotherhood
           Payments                              Attn:  Investment Accounting/Trading Administrator
                                                 625 Fourth Avenue South
                                                 10th Floor
                                                 Minneapolis, MN  55415
           ===================================== ===========================================================================
           Address for All other Notices         Lutheran Brotherhood
                                                 Attn:  Investment Division
                                                 625 Fourth Avenue South
                                                 Minneapolis, MN  55415
           ===================================== ===========================================================================
           Other Instructions                    LUTHERAN BROTHERHOOD

                                                 By_______________________
                                                          Name:
                                                          Title:
           ===================================== ===========================================================================
           Instructions re Delivery of Notes     Norwest Bank Minnesota, N.A.
                                                 733 Marquette Avenue
                                                 Attn:  Client Services - Sarah Corcoran
                                                 5th Floor, Window 1
                                                 Investors Building
                                                 Minneapolis, MN  55479-0051

                                                 With a copy to:

                                                 Marlene Nogle, Esq.
                                                 Lutheran Brotherhood
                                                 625 Fourth Avenue South
                                                 Bond Investment Division
                                                 Minneapolis, MN  55414
           ===================================== ===========================================================================
           Tax Identification Number             41-0385700
           ===================================== ===========================================================================





           ===================================== ===========================================================================
           Purchaser Name                        AMERITAS LIFE INSURANCE CORP.
           ===================================== ===========================================================================
           Name in Which Note is Registered AMERITAS LIFE INSURANCE CORP.
           ===================================== ===========================================================================
           Note Registration Number; Principal   AR-8; $2,500,000
           Amount
           ===================================== ===========================================================================
           Payment on Account of Note

           Method                                Federal Funds Wire Transfer

           Account Information                   First Bank Nebraska, NA
                                                 ABA# 104-000-029
                                                 Ameritas Life Insurance Corp
                                                 Acct.# 1-494-0070-0188
                                                 Re:  See "Accompanying Information " below.
           ===================================== ===========================================================================
           Accompanying Information              Name of Company:  Lee Enterprises, Incorporated

                                                 Description of
                                                 Security:                  6.14% Series A Senior Notes due March 31, 2005

                                                 Security Number:           523768 C@ 6

                                                 Due  Date and  Application  (as
                                                 among  principal,  premium  and
                                                 interest) of the payment  being
                                                 made:
           ===================================== ===========================================================================
           Address for Notices Related to        Ameritas Life Insurance Corp
           Payments                              5900 "O" Street
                                                 Lincoln, NE  68510-2234
                                                 Fax Number (402) 467-6970
                                                 Attn:  James Mikus
           ===================================== ===========================================================================
           Address for All other Notices         Ameritas Life Insurance Corp
                                                 5900 "O" Street
                                                 Lincoln, NE  68510-2234
                                                 Attn:  James Mikus
           ===================================== ===========================================================================
           Other Instructions                    AMERITAS LIFE INSURANCE CORP.
                                                 by Ameritas Investment Advisors, Inc. as Agent

                                                 By____________________________________________________
                                                 Name:    Patrick J. Henry
                                                 Title:   Vice President - Fixed Income Securities
           ===================================== ===========================================================================
           Instructions re Delivery of Notes     Law Department of Purchaser
           ===================================== ===========================================================================
           Tax Identification Number             47-0098400
           ===================================== ===========================================================================

                                   SCHEDULE B

                                  DEFINED TERMS

         As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

         "Acceptable Bank" means any bank or trust company (a) that is organized under the laws of the United States of America or any State thereof, (b) that has capital, surplus and undivided profits aggregating at least $100,000,000, and (c) whose long-term unsecured debt obligations (or the long-term unsecured debt obligations of the bank holding company owning all of the capital stock of such bank or trust company) shall have been given a rating of "A" or better by S&P, "A2" or better by Moody's or an equivalent rating by any other credit rating agency of recognized national standing.

         "Acceptable Broker-Dealer" means any Person other than a natural person
(a) that is  registered  as a broker or dealer  pursuant to the Exchange Act and
(b) whose long-term unsecured debt obligations shall have been given a rating of "A" or better by S&P, "A2" or better by Moody's or an equivalent rating by any other credit rating agency of recognized national standing.

         "Acceptable Consideration" means, with respect to any Transfer of any Property of the Company or any Subsidiary, cash consideration, promissory notes or such other consideration (or any combination of the foregoing) as is, in each case, determined by the board of directors of the Company, in its good faith opinion, to be in the best interests of the Company and the Subsidiaries and to reflect the Fair Market Value of such Property.

         "Affiliate" means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

         "Agreement, this" means this Agreement as it may from time to time be amended or supplemented.

         "Broadcast Programming Contracts" means contracts pursuant to which the Company obtains rights to broadcast programs, the cost of which is paid by the Company over a period of time related to the usage of the programs.

         "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

         "Capital Lease" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

         "Closing" is defined in Section 3.

         "Closing Date" is defined in Section 3.
         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

         "Company" means Lee Enterprises, Incorporated, a Delaware corporation.

         "Confidential Information"  is defined in Section 20.

         "Consolidated Net Income" means, for any period, the net income (or loss) of the Company and the Subsidiaries for such period, determined on a consolidated basis for such Persons in accordance with GAAP, after eliminating all offsetting debits and credits between the Company and the Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and the Subsidiaries in accordance with GAAP.

         "Consolidated Operating Cash Flow" means, for any period, the sum of

                  (a)      Consolidated Net Income for such period, plus

                  (b) to the extent,  and only to the  extent,  that such amount was deducted in the computation of Consolidated Net Income for such period, the aggregate amount of interest expense, depreciation, amortization, income taxes, deferred items and other non-cash expenses of the Company and the Subsidiaries during such period, determined on a consolidated basis for such Persons.

         "Consolidated Total Assets" means, at any time, the total assets of the Company and the Subsidiaries that would be shown as assets on a consolidated balance sheet of such Persons at such time, prepared in accordance with GAAP, after eliminating all amounts properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries.

         "Consolidated Total Debt" means, as of any date of determination, the aggregate amount of all Indebtedness of the Company and the Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between the Company and the Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and the Subsidiaries in accordance with GAAP.

         "current Transfer" is defined in Section 10.4(a)(ii).

         "Debt Prepayment Application" means, with respect to any Transfer of Property, the application by the Company or a Subsidiary of cash in an amount equal to the Net Proceeds Amount with respect to such Transfer to pay Senior Debt (other than Senior Debt owing to the Company, any Subsidiary or any Affiliate and Senior Debt in respect of any revolving credit or similar credit facility providing the Company or any Subsidiary with the right to obtain loans or other extensions of credit from time to time, except to the extent that in connection with such payment of Senior Debt the availability of credit under such credit facility is permanently reduced by an amount not less than the amount of such proceeds applied to the payment of such Senior Debt), provided that in the course of making such application, the Company shall prepay each outstanding Note in accordance with Section 8.2 in a principal amount which, when added to the Make-Whole Amount applicable thereto, equals the Ratable Portion for such Note. As used in this definition, "Ratable Portion" for any Note means an amount equal to the product of (a) the Net Proceeds Amount being so applied to the payment of Senior Debt, multiplied by (b) a fraction the numerator of which is the outstanding principal amount of such Note and the denominator of which is the aggregate principal amount of Senior Debt of the Company.

         "Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

         "Default Rate" means that rate of interest that is the greater of (i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2% over the rate of interest publicly announced by Morgan Guaranty Trust Company of New York in New York, New York as its "base" or "prime" rate.

         "Environmental Laws" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

         "ERISA   Affiliate"  means  any  trade  or  business  (whether  or  not incorporated) that is treated as a single employer together with the Company under Section 414 of the Code.

         "Event of Default" is defined in Section 11.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" means, with respect to any Property at any time, the sale value of such Property that would be realized in an arm's-length sale at such time between an informed and willing buyer, and an informed and willing seller, under no compulsion to buy or sell, respectively.

         "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

         "Governmental Authority"  means

               (a) the government of

                           (i) the United States of America or any State or other political subdivision thereof, or

                           (ii) any  jurisdiction  in which the  Company  or any
                  Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any Properties of the Company or any Subsidiary, or

               (b)  any  entity  exercising  executive,  legislative,  judicial,
regulatory  or   administrative   functions  of,  or  pertaining  to,  any  such
government.

         "Guaranty" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

               (a) to purchase such indebtedness or obligation or any Property constituting security therefor;

               (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

               (c) to lease Properties or to purchase Properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

               (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

         "holder" means, with respect to any Note, the Person in whose name such
Note is registered in the register maintained by the Company pursuant to Section 13.1.

         "Indebtedness" means, with respect to any Person, without duplication,

               (a) all obligations of such Person for borrowed money;

               (b) all obligations of such Person for the deferred purchase price of Property acquired by such Person (excluding (i) accounts payable arising in the ordinary course of business and (ii) deferred payment obligations in respect of Broadcast Programming Contracts entered into in the ordinary course of business, but including all obligations created or arising under any conditional sale or other title retention agreement with respect to any such Property);

               (c) all obligations of such Person required to be included on its balance sheet in accordance with GAAP in respect of Capital Leases;

               (d) all obligations for borrowed money secured by any Lien existing on Property owned by such Person (whether or not such obligations have been assumed by such Person or recourse in respect thereof is available against such Person); and

               (e) any Guaranty of such Person of any obligation or liability of another Person of a type described in any of clause (a) through clause (d), inclusive, of this definition.

         "Institutional Investor" means any Purchaser and any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

         "Investment" means any investment, made in cash or by delivery of Property, by the Company or any Subsidiary:

               (a) in any Person, whether by acquisition of stock, indebtedness or other obligation or Security, or by loan, guaranty, advance, extension of credit, capital contribution or otherwise; or

               (b) in any Property.

Investments shall be valued at cost less any net return of capital through the sale or liquidation thereof or other return of capital thereon.

         "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any Property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

         "Make-Whole Amount" is defined in Section 8.6.

         "Material" means material in relation to the business, operations, affairs, financial condition, assets, or Properties of the Company and its Subsidiaries taken as a whole.

         "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or Properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or (c) the validity or enforceability of this Agreement or the Notes.

         "Memorandum" is defined in Section 5.3.

         "Moody's" means Moody's Investors Service, Inc.

         "Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in Section 4001(a)(3) of ERISA).

         "Net Proceeds Amount" means, with respect to any Transfer of Property by any Person, an amount, after income taxes in respect of such Transfer, equal to the result of (a) the aggregate amount of the consideration (valued at the Fair Market Value of such consideration at the time of the consummation of such Transfer) received by such Person in respect of such Transfer minus (b) all ordinary and reasonable out-of-pocket costs and expenses actually incurred by such Person in connection with such Transfer.

         "Notes" is defined in Section 1.

         "Officer's Certificate" means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

         "Other Agreements" is defined in Section 2.

         "Other Purchasers" is defined in Section 2.

         "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

         "Person"  means  an  individual,   partnership,   corporation,  limited
liability company, limited liability partnership, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

         "Plan" means an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

         "Pro Forma Adjustments" means, in respect of any calculation of Consolidated Operating Cash Flow for any period, the addition or subtraction of the operating cash flow of any ongoing business acquired or disposed of by the Company or any Subsidiary during such period, provided that for purposes of such calculation and compliance with any provisions of this Agreement with respect to which such Consolidated Operating Cash Flow is being measured, such acquisition or disposition shall be deemed to have occurred, and all Indebtedness incurred to finance such acquisition, or repaid in connection with such disposition, shall be deemed to have been incurred or repaid, as the case may be, on the first date of such period.

         "Property" means real or personal property of any kind, tangible or intangible, choate or inchoate.

         "Purchaser" means you and the Other Purchasers.

         "PTE" is defined in Section 6.2(c).

         "QPAM Exemption" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

         "Repurchase Agreements" means any written agreement

               (a) that provides for (i) the transfer of one or more United States Governmental Securities in an aggregate principal amount at least equal to the amount of the Transfer Price (defined below) to the Company or any of its Subsidiaries from an Acceptable Bank or an Acceptable Broker-Dealer against a transfer of funds (the "Transfer Price") by the Company or such Subsidiary to such Acceptable Bank or Acceptable Broker-Dealer, and (ii) a simultaneous agreement by the Company or such Subsidiary, in connection with such transfer of funds, to transfer to such Acceptable Bank or Acceptable Broker-Dealer the same or substantially similar United States Governmental Securities for a price not less than the Transfer Price plus a reasonable return thereon at a date certain not later than 365 days after such transfer of funds;

               (b) in respect of which the Company or such Subsidiary shall have the right, whether by contract or pursuant to applicable law, to liquidate such agreement upon the occurrence of any default thereunder; and

               (c) in connection with which the Company or such Subsidiary, or an agent thereof, shall have taken all action required by applicable law or regulations to perfect a Lien in such United States Governmental Securities.

         "Required Holders" means, at any time, the holders of at least 66-2/3% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

         "Responsible Officer" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

         "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "Security" means "security" as defined by Section 2(1) of the Securities Act.

         "Senior Debt" means, at any time, the Indebtedness evidenced by the Notes and all Indebtedness of the Company that is not in any manner junior or subordinate in right of payment to the Notes.

         "Senior Financial Officer" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

         "Series" means any or all of any series of Notes issued hereunder and under the Other Agreements.

         "Series A Notes" is defined in Section 1.

         "Series B Notes" is defined in Section 1.

         "Series C Notes" is defined in Section 1.

         "Series D Notes" is defined in Section 1.

         "Significant Subsidiary" means at any time any Subsidiary that would at such time constitute a "significant subsidiary" (as such term is defined in Regulation S-X of the Securities and Exchange Commission as in effect on the Closing Date) of the Company.

         "Source" is defined in Section 6.2.

         "Spin-Off" is defined in Section 10.4(a)(iii).

         "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

         "Subsidiary Stock" is defined in Section 10.4(b).

         "Substantial Part" means, at any time, with respect to any Transfer of Property, any portion of Property of the Company and the Subsidiaries if the book value of the Property subject to such Transfer, when added to the book value of all other Property of the Company and the Subsidiaries that was subject to a Transfer (other than a Transfer described in Section 10.4(a)(i) or Section 10.4(b)(i) through Section 10.4(b)(iii), inclusive) during the then most recently ended period of 12 consecutive calendar months, exceeds an amount equal to 15% of Consolidated Total Assets, determined as at the beginning of such 12 month period.

         "Transfer" is defined in Section 10.4.

         "United States Governmental Security" means any direct obligation of, or obligation guaranteed by, the United States of America, or any agency controlled or supervised by or acting as an instrumentality of the United States of America pursuant to authority granted by the Congress of the United States of America, so long as such obligation or guarantee shall have the benefit of the full faith and credit of the United States of America which shall have been pledged pursuant to authority granted by the Congress of the United States of America.

         "Wholly-Owned Subsidiary" means, at any time, any Subsidiary 100% of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-Owned Subsidiaries at such time.

           ALL REMAINING SCHEDULES AND EXHIBITS INTENTIONALLY OMITTED

                                  SCHEDULE 4.9


                         CHANGES IN CORPORATE STRUCTURE


                                      None

                                  SCHEDULE 5.3

                              DISCLOSURE MATERIALS


                                      None

                                  SCHEDULE 5.4

                   LEE ENTERPRISES, INCORPORATED SUBSIDIARIES


                                                                                Percentage of
                                                                               Voting Securities
                                            State of Incorporation                 Owned
------------------------------------------------------------------------------------------------
Lee Technical Systems, Inc.                       Iowa                              100%
Lee Consolidated Holdings, Inc.                   South Dakota                      100%
KOIN-TV, Inc.                                     Delaware                          100%
New Mexico Broadcasting
  Company, Inc                                    New Mexico                        100%
Accudata, Inc.                                    Iowa                              100%
Target Marketing Systems, Inc.                    Iowa                              100%
Journal-Star Printing Co.                         Nebraska                          100%
SJL of Kansas Corp.                               Kansas                            100%
  (a) Wichita License Subsidiary                  Delaware
      Corp.                                                                         100%
  (b) Topeka Television
      Corporation                                 Missouri                          100%
          (i)  Topeka License
          Subsidiary Corp.                        Delaware                          100%
Oregon News Media, Inc.                           Delaware                          100%
Pacific Northwest Publishing
  Group, Inc.                                     Delaware                          100%
Nevada Media, Inc.                                Delaware                          100%
Inn Partners, L.C.                                Iowa                               52%
IBS/LEE Partners LLC                              Delaware                           50%*

*The Company has the right to control the limited liability company partnership on October 1, 2002 if certain conditions are met.


                                  SCHEDULE 5.5

                              FINANCIAL STATEMENTS


1.  Annual  Reports to  Shareholders  for the years ended
         September 30, 1997
         September 30, 1996
         September 30, 1995
         September 30, 1994
         September 30, 1993

2. Reports filed with the Securities and Exchange Commission on Form 10-K for the year ended September 30, 1997 and on Form 10-QA for the quarter ended December 31, 1997.

                                  SCHEDULE 5.8

                               CERTAIN LITIGATION


                                      None

                                  SCHEDULE 5.11

                                  PATENTS, ETC.


                                      None

                                  SCHEDULE 5.12
                                ERISA Affiliates

                                                                                                            Voting
                                                                                                          Securities
         Entity                                                                         Inc. State           Owned
         ------                                                                         ----------           -----

Lee Technical Systems, Inc.                                                             Iowa                  100%
New Mexico Broadcasting Company, Inc.                                                   New Mexico            100%
Accudata, Inc.                                                                          Iowa                  100%
Target Marketing Systems, Inc.                                                          Iowa                  100%
Journal-Star Printing Co.                                                               Nebraska              100%
Madison Newspapers, Inc.                                                                Wisconsin              50%
SJL of Kansas Corp.                                                                     Kansas                100%
(a) Wichita License Subsidiary
      Corp.                                                                             Delaware              100%
(b) Topeka Television
      Corporation                                                                       Missouri              100%
      (i)  Topeka License
            Subsidiary Corp.                                                            Delaware   100%
*IBS/LEE Partners LLC                                                                   Delaware               50%
Oregon News Media, Inc.                                                                 Delaware              100%
Pacific Northwest Publishing Group, Inc.                                                Delaware              100%
Nevada Media, Inc.                                                                      Delaware              100%
Inn Partners, LC                                                                        Iowa                   52%
Lee Medical Plan
Lee Enterprises, Incorporated
Lee  Consolidated  Holdings,  Inc.  Lee  Enterprises,  Incorporated  Group  Term
Disability  Lee  Enterprises,   Incorporated   Supplementary  Benefit  Plan  Lee
Enterprises,  Incorporated  Group Life Insurance Lee  Enterprises,  Incorporated
Shopper Life Insurance Lee Dental Plan Lee  Enterprises,  Incorporated  Flexible
Spending Account Plan Lee Enterprises, Incorporated Employees Retirement Account
Plan Revised Retirement  Security Plan for Employees of the Journal Star Pacific
Northwest Medical Plan

Pacific Northwest Dental Plan
Pacific Northwest Life Insurance
Pacific Northwest Long Term Disability
Employee Profit Sharing Plan of  Pacific Northwest Publishing Group, Inc.
Wisconsin State Journal
         Dependent Care Assistance Plan of WSJ
         WSJ Health Insurance Premium Pre-Tax Plan
KOIN-TV, Inc.
KGMB-TV Dental Plan
KGMB-TV Flexible Spending Plan
HMSA Medical Plan
IBEW Pension Plan
Kaiser Health Plan
Life Insurance AD&D
Long-Term Disability Insuarnce
Temporary Disability Insurance


* The Company has the right to control the limited liability company partnership on October 1, 2002 if certain conditions are met.

                                  SCHEDULE 5.14

                                 USE OF PROCEEDS



         The proceeds from the sale of the Notes will be used to refinance the revolving credit facility (see Schedule 5.15) undertaken to finance the acquisition of The Pacific Northwest Group and for general corporate purposes.

                                  SCHEDULE 5.15

                              EXISTING INDEBTEDNESS


     Teachers Insurance and Annuity
     Association of American
     9.96% Senior Note, Series E
     due January 15, 1999..............................             $ 25,000,000

     Credit Agreement with Bank of
     American National Trust and Savings
     Association and Other Financial
     Institutions Party Thereto
     Dated as of September 5, 1997
     Due September 3, 1998.............................             $175,000,000
                                                                    ------------

                    Total .............................             $200,000,000
                                                                    ============

                                SCHEDULE 10.2(a)

                        EXISTING SUBSIDIARY INDEBTEDNESS


                                      None

                                SCHEDULE 10.5(d)

                              EXISTING INVESTMENTS

                                                                  COST AS OF
                                                              SEPTEMBER 30, 1997
Madison Newspapers Inc.,
  2,500 of Class I Voting
  Shares (50% of capitalization)..................................  $12,012,303*

Capital Times Company
  365 shares of Class A Voting
  Common Stock (.6% of capitalization)
  9,971 shares of Class B Non-Voting Common
  Stock (16.62% of capitalization)................................    3,876,370

Notes Receivable
  AIMS (Madison, WI)..............................................      200,000
  C-Text (Ann Arbor, MI)..........................................      200,000

Media Companies and other stock...................................       57,360


*  Cost plus equity in undistributed income.


         Supplementary Benefit Plan for Executives
         Stagecoach Money Market Fund
       628,973.873 shares.........................................      628,974

     Stagecoach Short-Intermediate
       U.S. Government Fund
       102,456.855 shares.........................................      991,872

     T. Rowe Price Foreign
     Equity Fund
       56,597.623 shares..........................................    1,012,531

     Stagecoach Balanced Fund
       216,790.976................................................    2,965,701

     Stagecoach Equity Value Fund
       172,473.911 shares.........................................    3,089,008

                                SCHEDULE 10.6(a)

                                 EXISTING LIENS



                                      None